UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

7 Hanover Square New York, N.Y. 10004

(Address of principal executive offices) (Zip code)

Gordon Dinsmore

President

Guardian Variable Products Trust

7 Hanover Square

New York, N.Y. 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 25.02%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s underperformance relative to the Index was primarily due to stock selection in the health care, industrials and energy sectors and an overweight to the energy sector.

•	The Index delivered a 30.21% return for the period. This performance was largely due to strength in the information technology, industrials and financials sectors.

Market Overview

Stocks capped off a strong year with a flourish, as large growth stocks continued to dominate market performance. The Standard & Poor’s 500® Index2 gained 21.83% for the period, while the Index finished 30.21% higher for the period.

The information technology sector gained 41.50% for the period. The industrials and financials sectors also outperformed, as recently passed tax legislation that will lower corporate tax rates to 21% and allow companies to accelerate expensing of capital expenditures boosted cyclical stocks.

The U.S. economy again did its part to support equities. Economic activity was consistently strong, with gross domestic product (“GDP”) growth likely to exceed 3%, unemployment expected to be sustained in the low 4% range, and industrial production expanding. U.S. consumer confidence measures have been positive, while housing showed steady gains throughout the period. Improvements in the emerging market economies that are a major source of demand for many of the multinational companies held by the Fund has also been encouraging.

Portfolio Review

The Fund’s relative performance was primarily driven by stock selection in the consumer discretionary and information technology sectors, and an underweight to consumer staples. On the negative side, stock selection in the health care, industrials and energy sectors, as well as an overweight to energy, the only sector in the benchmark with a negative return, negatively impacted relative returns.

Outlook

Slow but steady improvement in the energy sector is encouraging. Crude oil prices continue to rebound from their mid-year lows, although energy stock prices have lagged. We are keeping an eye on oil and gas prices and their potential impact on the consumer going into 2018. We believe that GDP growth is likely to continue its positive uptrend for the first half of the year, and consumer spending will be an important component. While more optimistic on the economy than we were a year ago, we remain cognizant of the risks faced by the Trump administration in pushing forward with its remaining fiscal agenda, as well as the extended valuations now present in parts of the large cap market. Against this backdrop, we will continue to take a diversified, opportunistic approach to seeking quality growth companies for the Fund.

1	The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

2	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $11,945,821

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Amazon.com, Inc.	5.23%
Microsoft Corp.	3.80%
Visa, Inc., Class A	3.32%
Alphabet, Inc., Class C	3.25%
The Home Depot, Inc.	2.87%
UnitedHealth Group, Inc.	2.84%
Celgene Corp.	2.75%
Facebook, Inc., Class A	2.67%
Adobe Systems, Inc.	2.58%
BlackRock, Inc.	2.54%
Total	31.85%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	25.02%	—	—	19.90%
Russell 1000® Growth Index		30.21%	—	—	23.05%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,124.40	$5.35	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 97.5%
Aerospace & Defense – 1.0%
Rockwell Collins, Inc.	890	$120,702

		120,702
Air Freight & Logistics – 1.8%
United Parcel Service, Inc., Class B	1,860	221,619

		221,619
Beverages – 3.6%
Anheuser-Busch InBev S.A., ADR	1,880	209,733
The Coca-Cola Co.	4,880	223,894

		433,627
Biotechnology – 7.9%
Alexion Pharmaceuticals, Inc.(1)	1,580	188,952
Biogen, Inc.(1)	840	267,599
Celgene Corp.(1)	3,150	328,734
Regeneron Pharmaceuticals, Inc.(1)	420	157,903

		943,188
Capital Markets – 4.5%
BlackRock, Inc.	590	303,089
The Charles Schwab Corp.	4,520	232,192

		535,281
Chemicals – 4.2%
Ecolab, Inc.	1,620	217,371
Monsanto Co.	1,120	130,794
Praxair, Inc.	960	148,493

		496,658
Communications Equipment – 1.6%
Palo Alto Networks, Inc.(1)	1,290	186,973

		186,973
Consumer Finance – 1.7%
American Express Co.	2,090	207,558

		207,558
Energy Equipment & Services – 2.1%
Schlumberger Ltd.	3,650	245,974

		245,974
Food & Staples Retailing – 3.2%
Costco Wholesale Corp.	1,050	195,426
CVS Health Corp.	2,570	186,325

		381,751
Food Products – 1.0%
McCormick & Co., Inc.	1,139	116,075

		116,075
Health Care Equipment & Supplies – 1.7%
DENTSPLY SIRONA, Inc.	3,012	198,280

		198,280
Health Care Providers & Services – 2.8%
UnitedHealth Group, Inc.	1,540	339,508

		339,508

December 31, 2017	Shares	Value
Hotels, Restaurants & Leisure – 2.7%
Chipotle Mexican Grill, Inc.(1)	370	$106,941
Yum China Holdings, Inc.	5,340	213,707

		320,648
Industrial Conglomerates – 2.1%
Honeywell International, Inc.	1,610	246,910

		246,910
Internet & Direct Marketing Retail – 5.2%
Amazon.com, Inc.(1)	534	624,497

		624,497
Internet Software & Services – 11.6%
Akamai Technologies, Inc.(1)	4,450	289,428
Alphabet, Inc., Class A(1)	263	277,044
Alphabet, Inc., Class C(1)	371	388,214
eBay, Inc.(1)	2,890	109,069
Facebook, Inc., Class A(1)	1,810	319,393

		1,383,148
IT Services – 5.3%
PayPal Holdings, Inc.(1)	3,170	233,375
Visa, Inc., Class A	3,480	396,790

		630,165
Life Sciences Tools & Services – 1.9%
Thermo Fisher Scientific, Inc.	1,180	224,058

		224,058
Media – 4.4%
Comcast Corp., Class A	7,050	282,353
The Walt Disney Co.	2,240	240,822

		523,175
Oil, Gas & Consumable Fuels – 1.6%
Pioneer Natural Resources Co.	1,120	193,592

		193,592
Pharmaceuticals – 3.7%
Johnson & Johnson	1,360	190,019
Zoetis, Inc.	3,550	255,742

		445,761
Semiconductors & Semiconductor Equipment – 1.8%
Texas Instruments, Inc.	2,110	220,368

		220,368
Software – 13.6%
Adobe Systems, Inc.(1)	1,760	308,422
Microsoft Corp.	5,300	453,362
Oracle Corp.	4,070	192,430
Red Hat, Inc.(1)	2,290	275,029
Splunk, Inc.(1)	2,240	185,562
VMware, Inc., Class A(1)	1,670	209,284

		1,624,089
Specialty Retail – 2.9%
The Home Depot, Inc.	1,810	343,049

		343,049

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2017	Shares	Value
Technology Hardware, Storage & Peripherals – 1.9%
Apple, Inc.	1,370	$231,845

		231,845
Trading Companies & Distributors – 1.7%
WW Grainger, Inc.	870	205,538

		205,538
Total Common Stocks (Cost $9,510,014)		11,644,037

	Principal Amount	Value
Short-Term Investment – 2.9%
Repurchase Agreements – 2.9%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $353,008, due 1/2/2018(2)	$353,000	353,000
Total Repurchase Agreements (Cost $353,000)		353,000
Total Investments – 100.4% (Cost $9,863,014)		11,997,037
Liabilities in excess of other assets – (0.4)%		(51,216)
Total Net Assets – 100.0%		$11,945,821

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$360,000	$361,976

Legend:

ADR — American Depositary Receipt

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$11,644,037	$—	$—	$11,644,037
Repurchase Agreements	—	353,000	—	353,000
Total	$11,644,037	$353,000	$—	$11,997,037

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$11,997,037
Cash	591
Dividends/interest receivable	7,324
Reimbursement receivable from adviser	4,538
Foreign tax reclaims receivable	576
Prepaid expenses	9,132

Total Assets	12,019,198

Liabilities
Payable for investments purchased	24,230
Accrued audit fees	20,000
Investment advisory fees payable	7,591
Accrued custodian and accounting fees	6,557
Distribution fees payable	3,061
Accrued trustees’ and officers’ fees	2,285
Payable for fund shares redeemed	1,597
Accrued expenses and other liabilities	8,056

Total Liabilities	73,377

Total Net Assets	$11,945,821

Net Assets Consist of:
Paid-in capital	$8,425,661
Accumulated net investment income/(loss)	19,704
Accumulated net realized gain/(loss) from investments	1,366,433
Net unrealized appreciation/(depreciation) on investments	2,134,023

Total Net Assets	$11,945,821

Investments, at Cost	$9,863,014

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	937,430
Net Asset Value Per Share	$12.74

Statement of Operations For the Period Ended December 31, 2017
Investment Income
Dividends	$169,469
Interest	403
Withholding taxes on foreign dividends	(1,603)

Total Investment Income	168,269

Expenses
Investment advisory fees	95,745
Trustees’ and officers’ fees	55,218
Professional fees	45,477
Distribution fees	38,607
Custodian and accounting fees	27,635
Shareholder reports	12,222
Insurance expense	9,040
Transfer agent fees	8,136
Administrative fees	2,150
Other expenses	7,008

Total Expenses	301,238

Less: Fees waived	(146,810)

Total Expenses, Net	154,428

Net Investment Income/(Loss)	13,841

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1,368,660
Net change in unrealized appreciation/ (depreciation) on investments	2,012,222

Net Gain on Investments	3,380,882

Net Increase in Net Assets Resulting From Operations	$3,394,723

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$13,841	$5,863
Net realized gain/(loss) from investments	1,368,660	(2,227)
Net change in unrealized appreciation/(depreciation) on investments	2,012,222	121,801

Net Increase in Net Assets Resulting from Operations	3,394,723	125,437

Capital Share Transactions
Proceeds from sales of shares	5,559,941	9,652,826
Cost of shares redeemed	(6,787,106)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,227,165)	9,652,826

Net Increase in Net Assets	2,167,558	9,778,263

Net Assets
Beginning of period	9,778,263	—

End of period	$11,945,821	$9,778,263

Accumulated Net Investment Income Included in Net Assets	$19,704	$5,863

Other Information:
Shares
Sold	518,039	959,939
Redeemed	(540,548)	—

Net Increase/(Decrease)	(22,509)	959,939

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.19	$0.01	$2.54	$2.55	$12.74	25.02%
Period Ended 12/31/16[1]	10.00	0.01	0.18	0.19	10.19	1.90%[5]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$11,946	1.00%	1.95%	0.09%	(0.86)%	51%
9,778	1.00%[5]	3.08%[5]	0.26%[5]	(1.82)%[5]	4%[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $146,810.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$206,689	$146,810	$59,879

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $38,607 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $7,574,174 and $8,723,825, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

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SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group – Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling

800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8175

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER

Highlights

•	The Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned 28.63% for the 12-month period ended December 31, 2017, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection, particularly in the health care sector.

•	The Index returned 30.21% for the period. The utilities, information technology, and financials sectors posted the best returns within the benchmark.

Market Overview

U.S. equities rose for the fourteenth consecutive month, as measured by the Standard & Poor’s 500® Index2, to finish the year up 21.83%. The stock market soared following Donald Trump’s presidential election victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme dominated the narrative heading into 2017, leading to sizable equity inflows and the largest exodus from bonds since the “taper tantrum” in 2013. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (the “Fed”) hiked the federal funds rate three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In November, Jerome Powell’s nomination as the chair of the Fed provided markets with reasonable assurance that current central bank policies would be maintained in the near term.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by President Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Portfolio Review

Stock selection was the driver of relative underperformance during the period. Weak stock selection in health care and industrials was partially offset by strong stock selection in information technology and consumer staples. Sector allocation, a fall-out of our bottom-up stock selection process, contributed to relative performance. The Fund’s lack of exposure to real estate and an underweight in telecommunication services contributed to relative performance during the period, while the Fund’s overweight to consumer staples detracted from performance.

Outlook

With the significant changes to U.S. tax law, we believe corporate profits are set to rise in 2018. Given the additional temporary stimulus through the lowering of individual tax rates, we expect growth and inflation to increase. U.S. consumer confidence appears high, and manufacturing activity is improving across the globe. Job growth remains robust, and we believe that employment may be approaching levels in the U.S. where companies could have difficulty filling positions. Although we believe that the economy is running at a steady pace, if we do not see a continued pick-up in growth, we believe that the risk to the economy could be increased in the event of a downturn, as the ability of the government to respond is restricted by the budget deficit.

We continue to find attractively-valued stocks with the characteristics we seek. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and focus largely on stock selection for generating return potential.

1	The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.
2	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 8,520,792

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Apple, Inc.	6.33%
Alphabet, Inc., Class A	4.41%
Facebook, Inc., Class A	3.95%
Amazon.com, Inc.	3.75%
MasterCard, Inc., Class A	3.02%
Microsoft Corp.	2.94%
UnitedHealth Group, Inc.	2.50%
Comcast Corp., Class A	2.43%
The Boeing Co.	2.16%
Alphabet, Inc., Class C	2.04%
Total	33.53%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	28.63%	—	—	19.41%
Russell 1000® Growth Index		30.21%	—	—	23.05%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,124.20	$5.35	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 97.9%
Aerospace & Defense – 2.9%
General Dynamics Corp.	290	$59,000
The Boeing Co.	625	184,319

		243,319
Banks – 1.4%
M&T Bank Corp.	314	53,691
SVB Financial Group(1)	263	61,481

		115,172
Beverages – 1.4%
Monster Beverage Corp.(1)	1,923	121,707

		121,707
Biotechnology – 2.9%
Biogen, Inc.(1)	216	68,811
Incyte Corp.(1)	440	41,673
Regeneron Pharmaceuticals, Inc.(1)	150	56,394
TESARO, Inc.(1)	328	27,181
Vertex Pharmaceuticals, Inc.(1)	376	56,347

		250,406
Building Products – 0.7%
Fortune Brands Home & Security, Inc.	923	63,170

		63,170
Capital Markets – 1.8%
BlackRock, Inc.	134	68,837
Intercontinental Exchange, Inc.	1,164	82,132

		150,969
Chemicals – 1.9%
PPG Industries, Inc.	946	110,512
The Sherwin-Williams Co.	128	52,485

		162,997
Consumer Finance – 1.0%
Capital One Financial Corp.	876	87,232

		87,232
Containers & Packaging – 0.9%
Crown Holdings, Inc.(1)	1,286	72,337

		72,337
Diversified Telecommunication Services – 1.4%
Verizon Communications, Inc.	2,283	120,839

		120,839
Electrical Equipment – 1.8%
AMETEK, Inc.	1,150	83,340
Eaton Corp. PLC	859	67,870

		151,210
Electronic Equipment, Instruments & Components – 1.4%
CDW Corp.	867	60,248
IPG Photonics Corp.(1)	286	61,241

		121,489
Food & Staples Retailing – 1.4%
Costco Wholesale Corp.	644	119,861

		119,861

December 31, 2017	Shares	Value
Food Products – 0.4%
Blue Buffalo Pet Products, Inc.(1)	900	$29,511

		29,511
Health Care Equipment & Supplies – 3.3%
Baxter International, Inc.	1,198	77,439
Boston Scientific Corp.(1)	2,711	67,205
Hologic, Inc.(1)	1,392	59,508
Medtronic PLC	960	77,520

		281,672
Health Care Providers & Services – 3.6%
Aetna, Inc.	539	97,230
UnitedHealth Group, Inc.	966	212,965

		310,195
Hotels, Restaurants & Leisure – 2.2%
Hilton Worldwide Holdings, Inc.	1,157	92,398
Starbucks Corp.	1,576	90,510

		182,908
Household Durables – 1.0%
Mohawk Industries, Inc.(1)	315	86,908

		86,908
Household Products – 1.0%
Colgate-Palmolive Co.	1,178	88,880

		88,880
Insurance – 1.0%
The Allstate Corp.	851	89,108

		89,108
Internet & Direct Marketing Retail – 7.0%
Amazon.com, Inc.(1)	273	319,265
Netflix, Inc.(1)	412	79,088
The Priceline Group, Inc.(1)	81	140,757
Wayfair, Inc., Class A(1)	763	61,246

		600,356
Internet Software & Services – 12.5%
Alphabet, Inc., Class A(1)	357	376,064
Alphabet, Inc., Class C(1)	166	173,702
eBay, Inc.(1)	1,829	69,027
Facebook, Inc., Class A(1)	1,910	337,039
GoDaddy, Inc., Class A(1)	2,201	110,666

		1,066,498
IT Services – 6.0%
FleetCor Technologies, Inc.(1)	453	87,171
Global Payments, Inc.	955	95,729
MasterCard, Inc., Class A	1,699	257,161
PayPal Holdings, Inc.(1)	984	72,442

		512,503
Life Sciences Tools & Services – 1.3%
Thermo Fisher Scientific, Inc.	591	112,219

		112,219
Machinery – 4.1%
Gardner Denver Holdings, Inc.(1)	1,514	51,370

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2017	Shares	Value
Machinery (continued)
Illinois Tool Works, Inc.	481	$80,255
Nordson Corp.	525	76,860
Snap-on, Inc.	500	87,150
The Middleby Corp.(1)	404	54,520

		350,155
Media – 2.4%
Comcast Corp., Class A	5,169	207,018

		207,018
Multiline Retail – 1.4%
Dollar Tree, Inc.(1)	1,096	117,612

		117,612
Personal Products – 1.3%
The Estee Lauder Cos., Inc., Class A	898	114,262

		114,262
Pharmaceuticals – 2.0%
Allergan PLC	499	81,626
Bristol-Myers Squibb Co.	1,474	90,327

		171,953
Professional Services – 1.2%
Equifax, Inc.	378	44,574
IHS Markit Ltd.(1)	1,227	55,399

		99,973
Road & Rail – 0.8%
JB Hunt Transport Services, Inc.	568	65,309

		65,309
Semiconductors & Semiconductor Equipment – 3.3%
Lam Research Corp.	464	85,409
Micron Technology, Inc.(1)	1,436	59,048
NVIDIA Corp.	408	78,948
QUALCOMM, Inc.	905	57,938

		281,343
Software – 6.8%
Adobe Systems, Inc.(1)	684	119,864
Microsoft Corp.	2,930	250,632
salesforce.com, Inc.(1)	1,239	126,663
Workday, Inc., Class A(1)	769	78,238

		575,397
Specialty Retail – 1.4%
The TJX Cos., Inc.	1,532	117,137

		117,137

December 31, 2017	Shares	Value
Technology Hardware, Storage & Peripherals – 7.3%
Apple, Inc.	3,186	$539,167
NetApp, Inc.	1,529	84,584

		623,751
Textiles, Apparel & Luxury Goods – 4.0%
NIKE, Inc., Class B	2,648	165,633
Under Armour, Inc., Class C(1)	4,682	62,364
VF Corp.	1,484	109,816

		337,813
Tobacco – 1.7%
Altria Group, Inc.	1,985	141,749

		141,749
Total Common Stocks (Cost $6,824,114)		8,344,938
Exchange–Traded Funds – 1.5%

iShares Russell 1000 Growth ETF	957	128,889
Total Exchange–Traded Funds (Cost $119,134)		128,889
Total Investments – 99.4% (Cost $6,943,248)		8,473,827
Assets in excess of other liabilities – 0.6%		46,965
Total Net Assets – 100.0%		$8,520,792

(1)	Non–income–producing security.

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$8,344,938	$—	$—	$8,344,938
Exchange–Traded Funds	128,889	—	—	128,889
Total	$8,473,827	$—	$—	$8,473,827

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$8,473,827
Cash	95,501
Dividends/interest receivable	4,600
Reimbursement receivable from adviser	3,512
Prepaid expenses	7,266

Total Assets	8,584,706

Liabilities
Accrued audit fees	20,000
Payable for investments purchased	16,705
Accrued custodian and accounting fees	7,036
Investment advisory fees payable	5,978
Distribution fees payable	2,411
Accrued trustees’ and officers’ fees	1,839
Payable for fund shares redeemed	1,107
Accrued expenses and other liabilities	8,838

Total Liabilities	63,914

Total Net Assets	$8,520,792

Net Assets Consist of:
Paid-in capital	$5,564,529
Accumulated net investment income/(loss)	41,121
Accumulated net realized gain/(loss) from investments	1,384,563
Net unrealized appreciation/(depreciation) on investments	1,530,579

Total Net Assets	$8,520,792

Investments, at Cost	$6,943,248

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	672,678
Net Asset Value Per Share	$12.67

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$157,475
Interest	182

Total Investment Income	157,657

Expenses
Investment advisory fees	77,146
Trustees’ and officers’ fees	46,423
Professional fees	42,553
Distribution fees	31,107
Custodian and accounting fees	24,276
Shareholder reports	13,817
Insurance expense	8,249
Transfer agent fees	7,744
Administrative fees	1,844
Other expenses	6,047

Total Expenses	259,206

Less: Fees waived	(134,778)

Total Expenses, Net	124,428

Net Investment Income/(Loss)	33,229

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1,446,500
Net change in unrealized appreciation/ (depreciation) on investments	1,553,217

Net Gain on Investments	2,999,717

Net Increase in Net Assets Resulting From Operations	$3,032,946

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$33,229	$7,892
Net realized gain/(loss) from investments	1,446,500	(61,937)
Net change in unrealized appreciation/(depreciation) on investments	1,553,217	(22,638)

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,032,946	(76,683)

Capital Share Transactions
Proceeds from sales of shares	3,969,855	8,241,924
Cost of shares redeemed	(6,647,250)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,677,395)	8,241,924

Net Increase in Net Assets	355,551	8,165,241

Net Assets
Beginning of period	8,165,241	—

End of period	$8,520,792	$8,165,241

Accumulated Net Investment Income Included in Net Assets	$41,121	$7,892

Other Information:
Shares
Sold	375,170	829,073
Redeemed	(531,565)	—

Net Increase/(Decrease)	(156,395)	829,073

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$9.85	$0.03	$2.79	$2.82	$12.67	28.63%
Period Ended 12/31/16[1]	10.00	0.01	(0.16)	(0.15)	9.85	(1.50)%[5]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$8,521	1.00%		2.08%		0.27%		(0.81)%		77%
8,165	1.00%	[5]	3.16%	[5]	0.39%	[5]	(1.77)%	[5]	42%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $134,778.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$191,948	$134,778	$57,170

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $31,107 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $9,297,581 and $11,848,534, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Growth VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

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SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

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SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.	A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8173

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF MASSACHUSETTS

FINANCIAL SERVICES COMPANY, SUB-ADVISER

Highlights

•	The Guardian Integrated Research VIP Fund (the “Fund”) returned 19.92% for the 12-month period ended December 31, 2017, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection in the health care, financials, and information technology sectors.

•	The Index returned 21.83% for the period. The performance of the Index was largely driven by the information technology, financial, health care, consumer discretionary and industrials sectors.

Market Overview

For the first time in many years, the global economy experienced a period of synchronized economic growth during the period. The rebound in emerging markets (“EM”) economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the U.S. during the period fueled, in part, by a more lenient U.S. regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at the end of the period.

Globally, markets benefited from reflation trading as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. As a result, there were more tightening signals and actions by DM central banks. The U.S. Federal Reserve increased the federal funds rate by 0.25% three times during the period, bringing the total number of quarter-percent hikes in the federal funds rate to five since December 2015. The European Central Bank announced an extension of its quantitative easing program at the end of the period, but reduced the pace of its monthly asset purchases by half. In addition, the Bank of England hiked its base rate for the first time in a decade, late in the period. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

In recent months, the U.S. dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. U.S consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market improved, albeit constrained by below-average inventory levels. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, there was a selloff in EM due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the U.S. from the Trans-Pacific Partnership and threatened the renegotiation of the North American Free Trade Agreement, significant additional policy action was lacking on economic issues involving EM. As a result, EM resumed their upward trajectory, powered by strong inflows throughout 2017.

Portfolio Review

Poor stock selection in the health care, financials, and information technology sectors was a primary detractor from performance relative to the Index. The Fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position. Strong stock selection in the industrials

1	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

and consumer discretionary sectors was a primary contributor to performance relative to the benchmark. An underweight position and strong stock selection within the energy sector contributed to relative performance.

Outlook

We believe 2018 is likely to be a more challenging environment than 2017, as economic and earnings momentum decelerate, inflation pressures build and central banks’ normalization efforts put upward pressure on interest rates. Late-cycle leadership from a style, sector and factor perspective will likely persist. With an upward bias to interest rates, we believe bond proxies should remain under pressure. And last, with expectations of peaking economic momentum and many unresolved geopolitical challenges, volatility is likely to awaken from its slumber.

Our blended research process is designed to benefit from the strength of our objective multifactor stock selection model, detailed qualitative fundamental stock analysis and risk-managed, benchmark-relative portfolio construction. Remaining true to our investment approach — which has a longer-term focus and seeks to identify above-average-quality companies trading at attractive valuations using our proprietary fundamental research and quantitative research insights — remains prudent in our view.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $12,170,592

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Facebook, Inc., Class A	3.14%
Johnson & Johnson	2.93%
Apple, Inc.	2.91%
JPMorgan Chase & Co.	2.69%
Cisco Systems, Inc.	2.39%
Citigroup, Inc.	2.30%
Intel Corp.	2.14%
Comcast Corp., Class A	2.01%
Bank of America Corp.	1.97%
The Procter & Gamble Co.	1.95%
Total	24.43%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	19.92%	—	—	16.64%
Standard & Poor’s 500® Index		21.83%	—	—	19.32%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,106.30	$5.10	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 99.3%
Aerospace & Defense – 4.6%
Northrop Grumman Corp.	212	$65,065
Textron, Inc.	1,051	59,476
The Boeing Co.	763	225,016
United Technologies Corp.	1,636	208,705

		558,262
Automobiles – 0.5%
General Motors Co.	1,621	66,445

		66,445
Banks – 7.9%
Bank of America Corp.	8,119	239,673
Citigroup, Inc.	3,767	280,302
JPMorgan Chase & Co.	3,061	327,343
Wells Fargo & Co.	1,971	119,581

		966,899
Beverages – 0.3%
PepsiCo, Inc.	335	40,173

		40,173
Biotechnology – 2.5%
Biogen, Inc.(1)	552	175,851
Celgene Corp.(1)	1,220	127,319

		303,170
Building Products – 1.0%
Owens Corning	1,316	120,993

		120,993
Chemicals – 2.2%
Air Products & Chemicals, Inc.	322	52,834
CF Industries Holdings, Inc.	2,941	125,110
Monsanto Co.	757	88,402

		266,346
Communications Equipment – 2.4%
Cisco Systems, Inc.	7,593	290,812

		290,812
Consumer Finance – 2.5%
Discover Financial Services	2,596	199,684
Synchrony Financial	2,576	99,460

		299,144
Containers & Packaging – 0.1%
Sealed Air Corp.	307	15,135

		15,135
Diversified Financial Services – 0.6%
Berkshire Hathaway, Inc., Class B(1)	387	76,711

		76,711
Electric Utilities – 3.2%
Exelon Corp.	4,621	182,114
NextEra Energy, Inc.	1,148	179,306
PPL Corp.	835	25,843

		387,263

December 31, 2017	Shares	Value
Electrical Equipment – 1.5%
Eaton Corp. PLC	2,277	$179,906

		179,906
Equity Real Estate Investment – 2.9%
Annaly Capital Management, Inc. REIT	9,394	111,694
Mid-America Apartment Communities, Inc. REIT	653	65,666
SBA Communications Corp. REIT(1)	1,084	177,082

		354,442
Food & Staples Retailing – 2.2%
Costco Wholesale Corp.	832	154,852
Wal-Mart Stores, Inc.	1,199	118,401

		273,253
Food Products – 2.8%
Archer-Daniels-Midland Co.	3,196	128,096
Tyson Foods, Inc., Class A	2,586	209,647

		337,743
Health Care Equipment & Supplies – 2.2%
Abbott Laboratories	1,061	60,551
Medtronic PLC	2,284	184,433
Zimmer Biomet Holdings, Inc.	225	27,151

		272,135
Health Care Providers & Services – 4.2%
Cigna Corp.	387	78,596
Express Scripts Holding Co.(1)	735	54,860
Humana, Inc.	564	139,911
McKesson Corp.	1,209	188,544
UnitedHealth Group, Inc.	243	53,572

		515,483
Hotels, Restaurants & Leisure – 0.6%
Aramark	1,151	49,194
Starbucks Corp.	336	19,296

		68,490
Household Products – 1.9%
The Procter & Gamble Co.	2,580	237,050

		237,050
Independent Power and Renewable Electricity Producers – 0.4%
AES Corp.	4,073	44,111

		44,111
Insurance – 4.8%
Chubb Ltd.	384	56,114
MetLife, Inc.	3,453	174,584
Prudential Financial, Inc.	1,575	181,094
The Allstate Corp.	595	62,302
The Hartford Financial Services Group, Inc.	2,011	113,179

		587,273

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2017	Shares	Value
Internet & Direct Marketing Retail – 3.0%
Amazon.com, Inc.(1)	157	$183,607
The Priceline Group, Inc.(1)	103	178,987

		362,594
Internet Software & Services – 5.9%
Alphabet, Inc., Class A(1)	215	226,481
Alphabet, Inc., Class C(1)	99	103,594
Facebook, Inc., Class A(1)	2,168	382,565

		712,640
IT Services – 4.0%
DXC Technology Co.	1,975	187,427
FleetCor Technologies, Inc.(1)	827	159,140
Global Payments, Inc.	909	91,118
International Business Machines Corp.	279	42,804

		480,489
Machinery – 0.4%
Ingersoll-Rand PLC	530	47,271

		47,271
Media – 2.0%
Comcast Corp., Class A	6,101	244,345

		244,345
Oil, Gas & Consumable Fuels – 4.9%
EOG Resources, Inc.	1,637	176,649
Exxon Mobil Corp.	1,188	99,364
Phillips 66	2,082	210,594
Valero Energy Corp.	1,135	104,318

		590,925
Pharmaceuticals – 5.6%
Bristol-Myers Squibb Co.	969	59,380
Eli Lilly & Co.	2,219	187,417
Johnson & Johnson	2,547	355,867
Pfizer, Inc.	2,283	82,690

		685,354
Road & Rail – 2.2%
Kansas City Southern	357	37,564
Union Pacific Corp.	1,745	234,004

		271,568
Semiconductors & Semiconductor Equipment – 3.1%
Broadcom Ltd.	464	119,202
Intel Corp.	5,646	260,619

		379,821
Software – 5.7%
Electronic Arts, Inc.(1)	1,644	172,718
Microsoft Corp.	2,639	225,740
Oracle Corp.	2,900	137,112
Take-Two Interactive Software, Inc.(1)	1,465	160,828

		696,398

December 31, 2017	Shares	Value
Specialty Retail – 2.9%
Best Buy Co., Inc.	2,607	$178,501
Ross Stores, Inc.	1,387	111,307
The Home Depot, Inc.	318	60,271

		350,079
Technology Hardware, Storage & Peripherals – 3.7%
Apple, Inc.	2,094	354,368
Hewlett Packard Enterprise Co.	6,776	97,303

		451,671
Tobacco – 2.1%
Altria Group, Inc.	927	66,197
Philip Morris International, Inc.	1,847	195,136

		261,333
Trading Companies & Distributors – 1.6%
United Rentals, Inc.(1)	663	113,976
Univar, Inc.(1)	2,441	75,574

		189,550
Wireless Telecommunication Services – 0.9%
T-Mobile U.S., Inc.(1)	1,630	103,521

		103,521
Total Common Stocks (Cost $10,514,184)		12,088,798

	Principal Amount	Value
Short–Term Investment – 0.9%
Repurchase Agreements – 0.9%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $106,002, due 1/2/2018(2)	$106,000	106,000
Total Repurchase Agreements (Cost $106,000)		106,000
Total Investments – 100.2% (Cost $10,620,184)		12,194,798
Liabilities in excess of other assets – (0.2)%		(24,206)
Total Net Assets – 100.0%		$12,170,592

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$110,000	$110,604

Legend:

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$12,088,798	$—	$—	$12,088,798
Repurchase Agreements	—	106,000	—	106,000
Total	$12,088,798	$106,000	$—	$12,194,798

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$12,194,798
Cash	152
Dividends/interest receivable	12,030
Reimbursement receivable from adviser	4,938
Prepaid expenses	12,066

Total Assets	12,223,984

Liabilities
Accrued audit fees	20,000
Investment advisory fees payable	7,928
Accrued custodian and accounting fees	6,762
Distribution fees payable	3,604
Accrued trustees’ and officers’ fees	2,991
Payable for fund shares redeemed	1,594
Accrued expenses and other liabilities	10,513

Total Liabilities	53,392

Total Net Assets	$12,170,592

Net Assets Consist of:
Paid-in capital	$8,150,047
Accumulated net investment income/(loss)	208,859
Accumulated net realized gain/(loss) from investments	2,237,072
Net unrealized appreciation/(depreciation) on investments	1,574,614

Total Net Assets	$12,170,592

Investments, at Cost	$10,620,184

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	990,929
Net Asset Value Per Share	$12.28

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$369,986
Interest	205

Total Investment Income	370,191

Expenses
Investment advisory fees	112,904
Trustees’ and officers’ fees	79,904
Distribution fees	51,320
Professional fees	50,912
Custodian and accounting fees	44,657
Insurance expense	15,429
Shareholder reports	15,143
Transfer agent fees	8,795
Administrative fees	3,262
Other expenses	9,535

Total Expenses	391,861

Less: Fees waived	(194,792)

Total Expenses, Net	197,069

Net Investment Income/(Loss)	173,122

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	2,237,849
Net change in unrealized appreciation/ (depreciation) on investments	1,305,018

Net Gain on Investments	3,542,867

Net Increase in Net Assets Resulting From Operations	$3,715,989

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$173,122	$35,737
Net realized gain/(loss) from investments	2,237,849	(777)
Net change in unrealized appreciation/(depreciation) on investments	1,305,018	269,596

Net Increase in Net Assets Resulting from Operations	3,715,989	304,556

Capital Share Transactions
Proceeds from sales of shares	5,574,156	14,610,681
Cost of shares redeemed	(12,034,790)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(6,460,634)	14,610,681

Net Increase/(Decrease) in Net Assets	(2,744,645)	14,915,237

Net Assets
Beginning of period	14,915,237	—

End of period	$12,170,592	$14,915,237

Accumulated Net Investment Income Included in Net Assets	$208,859	$35,737

Other Information:
Shares
Sold	519,309	1,456,493
Redeemed	(984,873)	—

Net Increase/(Decrease)	(465,564)	1,456,493

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.24	$0.09	$1.95	$2.04	$12.28	19.92%
Period Ended 12/31/16[1]	10.00	0.03	0.21	0.24	10.24	2.40%	[5]

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$12,171	0.96%		1.91%		0.84%		(0.11)%		80%
14,915	0.96%	[5]	2.65%	[5]	0.92%	[5]	(0.77)%	[5]	15%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $194,792.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$274,062	$194,792	$79,270

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $51,320 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $15,995,107 and $22,180,256, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group — Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958 )	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8170

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 21.99%, outperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s outperformance relative to the Index was mainly due to favorable stock selection in the information technology, consumer discretionary, industrials and utilities sectors.

•	The Index returned 21.83% for the period. The performance of the Index was largely driven by the information technology, financial, health care, consumer discretionary and industrials sectors.

Market Overview

While concern about tax reform weighed on stocks for several weeks, U.S. equities continued their rally during the period. Stocks were lifted largely by strong corporate earnings and positive economic data, although performance was uneven due in part to some downbeat earnings reports. Stocks were lifted with the nomination of a new Federal Reserve chair and the introduction of the tax reform package on Capitol Hill. Economic data boosted stocks, with third-quarter GDP gains and a job market that remained solid. U.S. retail sales set a holiday record. Energy stocks briefly lagged as oil prices struggled when concerns were heightened about supply-demand dynamics; oil prices rallied, however, following an improved outlook for demand. Investor concern also weighed on markets as political tensions intensified again with North Korea, after it tested more technologically advanced missiles. By the end of the year, Congress finalized an agreement and passed a $1.4 trillion tax reform bill. The Dow Jones Industrial Average posted its ninth straight quarterly gain, the longest streak since 1997.

Portfolio Review

The Fund’s performance relative to the benchmark was mainly due to favorable stock selection in the information technology, consumer discretionary, industrials and utilities sectors. An underweight to the real estate and telecommunication services sectors also helped performance. Stock selection within the energy, financials, and consumer staples sectors detracted from performance. The Fund’s transactional cash balance also detracted from relative performance.

Outlook

In a remarkable year for equity investors, the 21.83% annual gain for the Index was lower than many global index returns. As they had throughout 2017, investors in most markets worldwide shrugged off geopolitical and macroeconomic risks, embraced equities, and drove markets considerably higher in the closing months of 2017. All three major U.S. equity indexes posted their best year since 2013, with the Dow Jones Industrial Average and the Index recording dozens of record closes throughout 2017.

This type of outperformance raises many questions as we begin 2018. How long can these rallies last, are valuations too stretched, what risks remain, and where are the opportunities in the year ahead? We believe that healthy corporate earnings growth and few signs of recessionary trends in most economies worldwide should allow equities to maintain their strength. In the United States, tax reform is expected to provide a boost to business profitability and provide many more ancillary benefits. The Tax Cuts and Jobs Act should serve as a catalyst to further accelerate capital and operational spending by businesses, particularly for many industrial companies that in our view have been woefully underinvested in capital equipment. In addition, the extended period of outperformance of growth stocks over value stocks suggests we may see more plentiful valuation opportunities in 2018. Looking to the year ahead, investors should remain aware of potential risks that could disrupt stock market momentum, particularly as we are in the midst of the second-longest U.S. bull market in history.

1

1	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $12,129,266

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Apple, Inc.	3.37%
Microsoft Corp.	3.15%
Alphabet, Inc., Class A	2.93%
Amazon.com, Inc.	2.36%
Bank of America Corp.	2.36%
Facebook, Inc., Class A	1.89%
UnitedHealth Group, Inc.	1.81%
Citigroup, Inc.	1.81%
The Home Depot, Inc.	1.79%
SPDR S&P500 ETF Trust	1.36%
Total	22.83%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	21.99%	—	—	19.27%
Standard & Poor’s 500® Index		21.83%	—	—	19.32%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,108.70	$5.10	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 97.5%
Aerospace & Defense – 3.1%
L3 Technologies, Inc.	304	$60,147
Northrop Grumman Corp.	278	85,321
Raytheon Co.	546	102,566
The Boeing Co.	454	133,889

		381,923
Banks – 6.0%
Bank of America Corp.	9,699	286,314
Citigroup, Inc.	2,951	219,584
JPMorgan Chase & Co.	1,309	139,984
SunTrust Banks, Inc.	1,318	85,130

		731,012
Beverages – 2.3%
Constellation Brands, Inc., Class A	276	63,085
Molson Coors Brewing Co., Class B	857	70,334
PepsiCo, Inc.	1,221	146,423

		279,842
Biotechnology – 3.9%
AbbVie, Inc.	615	59,477
Amgen, Inc.	748	130,077
Biogen, Inc.(1)	291	92,704
Calyxt, Inc.(1)	258	5,684
Gilead Sciences, Inc.	1,232	88,260
Vertex Pharmaceuticals, Inc.(1)	664	99,507

		475,709
Building Products – 0.5%
Fortune Brands Home & Security, Inc.	903	61,801

		61,801
Capital Markets – 4.9%
BlackRock, Inc.	196	100,687
E*TRADE Financial Corp.(1)	2,427	120,306
Intercontinental Exchange, Inc.	843	59,482
Invesco Ltd.	1,708	62,410
Investment Technology Group, Inc.	2,322	44,699
KKR & Co. LP	3,915	82,450
The Goldman Sachs Group, Inc.	490	124,833

		594,867
Chemicals – 3.3%
Albemarle Corp.	260	33,251
Axalta Coating Systems Ltd.(1)	378	12,232
Braskem S.A., ADR	285	7,484
CF Industries Holdings, Inc.	1,221	51,941
DowDuPont, Inc.	1,905	135,674
The Sherwin-Williams Co.	235	96,360
Tronox Ltd., Class A	322	6,604
WR Grace & Co.	850	59,611

		403,157
Commercial Services & Supplies – 0.4%
Waste Connections, Inc.	656	46,537

		46,537

December 31, 2017	Shares	Value
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	2,706	$105,209
Verizon Communications, Inc.	716	37,898

		143,107
Electric Utilities – 1.9%
American Electric Power Co., Inc.	819	60,254
Edison International	223	14,103
Exelon Corp.	1,268	49,972
NextEra Energy, Inc.	371	57,946
PG&E Corp.	239	10,714
The Southern Co.	726	34,913

		227,902
Electrical Equipment – 0.5%
Rockwell Automation, Inc.	304	59,690

		59,690
Electronic Equipment, Instruments & Components – 0.3%
Orbotech Ltd.(1)	680	34,163

		34,163
Energy Equipment & Services – 0.1%
Select Energy Services, Inc., Class A(1)	979	17,857

		17,857
Equity Real Estate Investment – 1.1%
American Tower Corp. REIT	653	93,164
Gaming and Leisure Properties, Inc. REIT	1,181	43,697

		136,861
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	441	82,079
CVS Health Corp.	754	54,665
The Kroger Co.	2,861	78,534
Wal-Mart Stores, Inc.	625	61,719

		276,997
Food Products – 2.8%
McCormick & Co., Inc.	902	91,923
Mondelez International, Inc., Class A	1,232	52,730
Pinnacle Foods, Inc.	1,065	63,335
The Kraft Heinz Co.	1,621	126,049

		334,037
Health Care Equipment & Supplies – 4.0%
Baxter International, Inc.	738	47,704
Becton Dickinson and Co.	572	122,443
Boston Scientific Corp.(1)	3,108	77,047
Danaher Corp.	1,236	114,726
DENTSPLY SIRONA, Inc.	1,247	82,090
Intuitive Surgical, Inc.(1)	128	46,712

		490,722
Health Care Providers & Services – 2.0%
Express Scripts Holding Co.(1)	163	12,166
McKesson Corp.	96	14,971
UnitedHealth Group, Inc.	997	219,799

		246,936

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2017	Shares	Value
Hotels, Restaurants & Leisure – 2.2%
Chipotle Mexican Grill, Inc.(1)	161	$46,534
Hilton Worldwide Holdings, Inc.	883	70,516
Restaurant Brands International, Inc.	610	37,503
Wynn Resorts Ltd.	379	63,896
Yum China Holdings, Inc.	1,203	48,144

		266,593
Household Products – 0.9%
Church & Dwight Co., Inc.	1,041	52,227
Kimberly-Clark Corp.	441	53,211

		105,438
Independent Power and Renewable Electricity Producers – 0.2%
NRG Energy, Inc.	815	23,211

		23,211
Industrial Conglomerates – 1.6%
Honeywell International, Inc.	737	113,026
Roper Technologies, Inc.	296	76,664

		189,690
Insurance – 3.3%
American International Group, Inc.	1,599	95,268
Assured Guaranty Ltd.	2,103	71,229
Chubb Ltd.	879	128,448
Prudential PLC (United Kingdom)	4,210	108,240

		403,185
Internet & Direct Marketing Retail – 3.6%
Amazon.com, Inc.(1)	245	286,520
Expedia, Inc.	438	52,459
The Priceline Group, Inc.(1)	55	95,576

		434,555
Internet Software & Services – 6.2%
Alibaba Group Holding Ltd., ADR(1)	381	65,696
Alphabet, Inc., Class A(1)	337	354,996
Facebook, Inc., Class A(1)	1,298	229,045
GoDaddy, Inc., Class A(1)	573	28,810
Instructure, Inc.(1)	701	23,203
Tencent Holdings Ltd., ADR	889	46,157

		747,907
IT Services – 3.3%
DXC Technology Co.	865	82,088
Fidelity National Information Services, Inc.	450	42,340
MasterCard, Inc., Class A	475	71,896
PayPal Holdings, Inc.(1)	572	42,111
Total System Services, Inc.	278	21,987
Visa, Inc., Class A	1,190	135,684

		396,106
Life Sciences Tools & Services – 0.3%
Agilent Technologies, Inc.	566	37,905

		37,905

December 31, 2017	Shares	Value
Machinery – 3.1%
Caterpillar, Inc.	746	$117,555
Dover Corp.	725	73,218
Fortive Corp.	1,013	73,290
KION Group AG (Germany)	650	56,080
Komatsu Ltd. (Japan)	1,500	54,335

		374,478
Media – 2.2%
Charter Communications, Inc., Class A(1)	281	94,405
Comcast Corp., Class A	2,171	86,948
DISH Network Corp., Class A(1)	504	24,066
Live Nation Entertainment, Inc.(1)	958	40,782
The Walt Disney Co.	249	26,770

		272,971
Metals & Mining – 0.7%
Alcoa Corp.(1)	989	53,277
Iluka Resources Ltd. (Australia)	4,381	34,728

		88,005
Multi-Utilities – 0.6%
Ameren Corp.	552	32,563
Dominion Energy, Inc.	423	34,288

		66,851
Oil, Gas & Consumable Fuels – 5.8%
Anadarko Petroleum Corp.	672	36,046
Cenovus Energy, Inc. (Canada)	3,743	34,184
ConocoPhillips	1,419	77,889
Encana Corp. (Canada)	1,428	19,051
Eni S.p.A. (Italy)	1,880	31,089
EOG Resources, Inc.	399	43,056
EQT Corp.	358	20,377
Exxon Mobil Corp.	1,593	133,239
Kinder Morgan, Inc.	2,539	45,880
Marathon Oil Corp.	1,066	18,048
Noble Energy, Inc.	926	26,984
Pioneer Natural Resources Co.	367	63,436
Seven Generations Energy Ltd., Class A (Canada)(1)	1,742	24,640
Suncor Energy, Inc. (Canada)	1,436	52,722
The Williams Cos., Inc.	292	8,903
TOTAL S.A. (France)	1,231	67,921

		703,465
Pharmaceuticals – 3.1%
Bristol-Myers Squibb Co.	548	33,582
Jazz Pharmaceuticals PLC(1)	716	96,409
Johnson & Johnson	997	139,301
Merck & Co., Inc.	829	46,648
Mylan N.V.(1)	141	5,966
Pfizer, Inc.	1,411	51,106

		373,012

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2017	Shares	Value
Road & Rail – 0.7%
Norfolk Southern Corp.	592	$85,781

		85,781
Semiconductors & Semiconductor Equipment – 4.8%
Applied Materials, Inc.	1,614	82,508
Broadcom Ltd.	562	144,378
NXP Semiconductors N.V.(1)	1,139	133,365
Qorvo, Inc.(1)	1,532	102,031
Texas Instruments, Inc.	1,108	115,720

		578,002
Software – 6.4%
Activision Blizzard, Inc.	910	57,621
Adobe Systems, Inc.(1)	432	75,704
Everbridge, Inc.(1)	1,004	29,839
Micro Focus International PLC, ADR(1)	1,456	48,907
Microsoft Corp.	4,464	381,851
Oracle Corp.	1,107	52,339
RealPage, Inc.(1)	2,077	92,011
salesforce.com, Inc.(1)	349	35,678

		773,950
Specialty Retail – 3.0%
L Brands, Inc.	533	32,097
O’Reilly Automotive, Inc.(1)	195	46,905
The Home Depot, Inc.	1,145	217,012
The TJX Cos., Inc.	877	67,056

		363,070
Technology Hardware, Storage & Peripherals – 3.4%
Apple, Inc.	2,418	409,198

		409,198
Textiles, Apparel & Luxury Goods – 0.6%
Hanesbrands, Inc.	1,669	34,899
NIKE, Inc., Class B	703	43,972

		78,871
Tobacco – 0.7%
Philip Morris International, Inc.	844	89,169

		89,169

December 31, 2017	Shares	Value
Water Utilities – 0.2%
American Water Works Co., Inc.	241	$22,049

		22,049
Total Common Stocks (Cost $10,106,058)		11,826,582
Exchange–Traded Funds – 1.4%
SPDR S&P500 ETF Trust	619	165,187

Total Exchange–Traded Funds (Cost $149,401)		165,187

	Principal Amount	Value
Short–Term Investment – 1.4%
Repurchase Agreements – 1.4%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $171,004, due 1/2/2018(2)	$171,000	171,000
Total Repurchase Agreements (Cost $171,000)		171,000
Total Investments – 100.3% (Cost $10,426,459)		12,162,769
Liabilities in excess of other assets – (0.3)%		(33,503)
Total Net Assets – 100.0%		$12,129,266

(1)	Non–income–producing security.

(2) The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$175,000	$175,961

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$11,474,189	$352,393	*	$—	$11,826,582
Exchange–Traded Funds	165,187	—		—	165,187
Repurchase Agreements	—	171,000		—	171,000
Total	$11,639,376	$523,393		$—	$12,162,769

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$12,162,769
Cash	635
Receivable for investments sold	11,888
Dividends/interest receivable	9,843
Reimbursement receivable from adviser	2,815
Foreign tax reclaims receivable	367
Prepaid expenses	9,350

Total Assets	12,197,667

Liabilities
Accrued audit fees	20,000
Payable for investments purchased	12,887
Accrued custodian and accounting fees	12,502
Investment advisory fees payable	7,447
Distribution fees payable	3,103
Accrued trustees’ and officers’ fees	2,335
Payable for fund shares redeemed	1,650
Accrued expenses and other liabilities	8,477

Total Liabilities	68,401

Total Net Assets	$12,129,266

Net Assets Consist of:
Paid-in capital	$8,807,128
Accumulated net investment income/(loss)	131,920
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,453,850
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,736,368

Total Net Assets	$12,129,266

Investments, at Cost	$10,426,459

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	958,559
Net Asset Value Per Share	$12.65

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$260,687
Interest	370
Withholding taxes on foreign dividends	(2,414)

Total Investment Income	258,643

Expenses
Investment advisory fees	95,099
Custodian and accounting fees	107,040
Trustees’ and officers’ fees	56,102
Professional fees	45,916
Distribution fees	39,625
Shareholder reports	13,249
Transfer agent fees	8,220
Administrative fees	2,193
Other expenses	16,938

Total Expenses	384,382

Less: Fees waived	(232,223)

Total Expenses, Net	152,159

Net Investment Income/(Loss)	106,484

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,457,543
Net realized gain/(loss) from foreign currency transactions	116
Net change in unrealized appreciation/(depreciation) on investments	1,464,961
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	51

Net Gain on Investments and Foreign Currency Transactions	2,922,671

Net Increase in Net Assets Resulting From Operations	$3,029,155

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$106,484	$25,436
Net realized gain/(loss) from investments and foreign currency transactions	1,457,659	(3,809)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,465,012	271,356

Net Increase in Net Assets Resulting from Operations	3,029,155	292,983

Capital Share Transactions
Proceeds from sales of shares	5,773,745	9,845,907
Cost of shares redeemed	(6,812,524)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,038,779)	9,845,907

Net Increase in Net Assets	1,990,376	10,138,890

Net Assets
Beginning of period	10,138,890	—

End of period	$12,129,266	$10,138,890

Accumulated Net Investment Income Included in Net Assets	$131,920	$25,436

Other Information:
Shares
Sold	526,654	977,623
Redeemed	(545,718)	—

Net Increase/(Decrease)	(19,064)	977,623

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.37	$0.08	$2.20	$2.28	$12.65	21.99%
Period Ended 12/31/16[1]	10.00	0.04	0.33	0.37	10.37	3.70%	[5]

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$12,129	0.96%		2.43%		0.67%		(0.80)%		154%
10,139	0.96%	[5]	3.07%	[5]	1.12%	[5]	(0.99)%	[5]	61%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $232,223.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$293,323	$232,223	$61,100

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC (“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $39,625 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $23,430,429 and $24,306,005, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962 )	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971 )	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958 )	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8168

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY BY

BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 19.20%, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s outperformance relative to the Index was primarily due to stock selection in the energy, technology and capital goods sectors, an overweight in the technology and finance sectors, and an underweight in the real estate investment trust (“REIT”) and communications sectors.

•	The Index returned 13.66% for the period. The financials and technology sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

The U.S. stock market continued to have impressive gains, with the Standard & Poor’s 500® Index2 posting a 21.83% return for the period. Growth stocks continued to outpace value stocks, and large-capitalization stocks outperformed small-capitalization stocks for the period. For U.S. investors, the weaker dollar continued to enhance gains for international investments in both the developed and emerging markets, with emerging markets generating a 31% return in local currencies but a 37.8% return in dollar terms. Momentum remained the predominant factor driving returns globally. With a combination of growth, momentum and strong fundamentals, technology was the best performing U.S. sector for the period, gaining 38.8%, nearly double the next closest sector.

A steady-to-strong macro-economic backdrop supported markets around the world as all 45 countries that are followed by the Organization for Economic Cooperation and Development were in expansion mode, a condition last seen in 2007. Inflation in the U.S. and around the globe remained largely in check, allowing central banks to maintain accommodative monetary policies. The U.S. Federal Reserve’s increases in the federal funds rate were at a lower and slower pace than had been forecasted. A rebound in commodity prices, including oil, helped revive many export-driven economies. This so-called “Goldilocks” economic environment led to a reduction in equity, bond, and currency volatility to multi-year lows.

Any concerns investors had during the year were largely focused on valuation levels that remained elevated from an absolute and historical perspective, but when compared on a relative basis to either interest rates or inflation, remained within normal bounds. While geo-political risk was widespread (for example, tensions with North Korea, Brexit (the vote by the United Kingdom to leave the European Union), Middle East unrest, populism, and partisan Washington politics), no catastrophic flare-ups occurred, allowing the global markets to advance.

Portfolio Review

On a full year basis, sector allocation contributed to performance relative to the benchmark due to the Fund’s overweight positions in the technology, health care, and financial sectors and our underweight to the REIT and communications sectors. Strong stock selection in the energy, technology and capital goods sectors also contributed to performance. The transportation and consumer services sectors detracted from relative performance.

Outlook

Although the market is trading at valuations near the upper end of historical ranges, we believe equities will continue to respond favorably to the expected strong rise in earnings during 2018 as a result of improved global economic activity, measured interest rate increases, corporate tax rate reductions, and increased free cash flow growth. We continue to find relative valuation discrepancies in the markets, and seek to avoid investments in over-valued companies such as highly regulated utilities, which are currently trading more expensively than the Fund’s holdings in the technology sector, which we believe have ample opportunities to benefit from global economic growth. While pursuing these investments, we will continue to invest on a stock-by-stock basis within our discipline of seeking stocks that we believe offer attractive valuation, sound fundamentals, and a catalyst for improvement.

1	The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.
2	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 15,904,778

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Bank of America Corp.	4.93%
JPMorgan Chase & Co.	4.92%
Berkshire Hathaway, Inc., Class B	4.06%
Citigroup, Inc.	3.63%
Johnson & Johnson	2.97%
Chevron Corp.	2.91%
Cisco Systems, Inc.	2.87%
Wells Fargo & Co.	2.71%
Pfizer, Inc.	2.51%
Royal Dutch Shell PLC, Class A, ADR	2.10%
Total	33.61%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	19.20%	—	—	20.68%
Russell 1000® Value Index		13.66%	—	—	15.49%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,121.30	$5.24	0.98%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 98.1%
Aerospace & Defense – 3.5%
General Dynamics Corp.	470	$95,621
L3 Technologies, Inc.	537	106,245
Raytheon Co.	335	62,930
Spirit AeroSystems Holdings, Inc., Class A	790	68,928
United Technologies Corp.	1,733	221,079

		554,803
Airlines – 1.5%
Delta Air Lines, Inc.	2,705	151,480
Southwest Airlines Co.	1,431	93,659

		245,139
Auto Components – 1.1%
BorgWarner, Inc.	3,414	174,421

		174,421
Banks – 18.9%
Bank of America Corp.	26,564	784,169
Citigroup, Inc.	7,767	577,943
Fifth Third Bancorp	1,310	39,746
JPMorgan Chase & Co.	7,311	781,838
KeyCorp	5,613	113,214
Lloyds Banking Group PLC, ADR	25,491	95,591
Regions Financial Corp.	10,318	178,295
Wells Fargo & Co.	7,114	431,606

		3,002,402
Beverages – 0.6%
Coca-Cola European Partners PLC	2,570	102,415

		102,415
Biotechnology – 1.8%
Gilead Sciences, Inc.	2,673	191,494
Shire PLC, ADR	647	100,362

		291,856
Building Products – 0.2%
Masco Corp.	635	27,902

		27,902
Capital Markets – 1.5%
The Goldman Sachs Group, Inc.	920	234,379

		234,379
Chemicals – 3.3%
Celanese Corp., Class A	1,292	138,347
DowDuPont, Inc.	2,789	198,633
FMC Corp.	743	70,332
Methanex Corp.	1,894	114,682

		521,994
Communications Equipment – 2.9%
Cisco Systems, Inc.	11,927	456,804

		456,804

December 31, 2017	Shares	Value
Construction Materials – 0.6%
Cemex S.A.B. de C.V., ADR(1)	10,818	$81,135
CRH PLC, ADR	238	8,589

		89,724
Consumer Finance – 2.7%
Capital One Financial Corp.	1,380	137,420
Discover Financial Services	2,447	188,223
Synchrony Financial	2,827	109,151

		434,794
Containers & Packaging – 0.9%
WestRock Co.	2,268	143,360

		143,360
Diversified Financial Services – 4.1%
Berkshire Hathaway, Inc., Class B(1)	3,261	646,396

		646,396
Diversified Telecommunication Services – 1.2%
Verizon Communications, Inc.	3,585	189,754

		189,754
Electrical Equipment – 1.4%
ABB Ltd., ADR	1,392	37,333
Eaton Corp. PLC	2,344	185,200

		222,533
Electronic Equipment, Instruments & Components – 2.9%
Flex Ltd.(1)	7,750	139,423
TE Connectivity Ltd.	3,361	319,429

		458,852
Food & Staples Retailing – 1.3%
CVS Health Corp.	2,823	204,668

		204,668
Health Care Providers & Services – 4.2%
Anthem, Inc.	977	219,835
Cigna Corp.	863	175,267
Laboratory Corp. of America Holdings(1)	713	113,731
UnitedHealth Group, Inc.	714	157,408

		666,241
Insurance – 4.5%
American International Group, Inc.	2,672	159,198
Chubb Ltd.	1,328	194,061
Everest Re Group Ltd.	362	80,096
The Allstate Corp.	1,751	183,347
XL Group Ltd.	2,753	96,795

		713,497
Internet & Direct Marketing Retail – 0.5%
The Priceline Group, Inc.(1)	43	74,723

		74,723

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2017	Shares	Value
Internet Software & Services – 1.7%
Alphabet, Inc., Class A(1)	141	$148,529
eBay, Inc.(1)	3,354	126,580

		275,109
IT Services – 1.3%
DXC Technology Co.	2,199	208,685

		208,685
Machinery – 0.9%
Cummins, Inc.	816	144,138

		144,138
Media – 4.2%
CBS Corp., Class B, NVDR	1,247	73,573
Comcast Corp., Class A	6,035	241,702
Liberty Global PLC LiLAC, Class C(1)	1,909	37,970
Time Warner, Inc.	1,835	167,847
Twenty-First Century Fox, Inc., Class A	4,506	155,592

		676,684
Metals & Mining – 1.8%
Barrick Gold Corp.	5,008	72,466
Nucor Corp.	851	54,107
Steel Dynamics, Inc.	3,664	158,028

		284,601
Oil, Gas & Consumable Fuels – 11.4%
Andeavor	2,245	256,693
Chevron Corp.	3,692	462,202
ConocoPhillips	3,753	206,002
Diamondback Energy, Inc.(1)	1,489	187,986
Energen Corp.(1)	1,201	69,142
EQT Corp.	445	25,330
Marathon Petroleum Corp.	2,694	177,750
Phillips 66	875	88,506
Royal Dutch Shell PLC, Class A, ADR	5,014	334,484

		1,808,095
Pharmaceuticals – 8.2%
Johnson & Johnson	3,376	471,695
Merck & Co., Inc.	5,281	297,162
Pfizer, Inc.	11,006	398,637
Sanofi, ADR	3,014	129,602

		1,297,096
Semiconductors & Semiconductor Equipment – 0.3%
KLA-Tencor Corp.	426	44,760

		44,760
Software – 3.0%
Microsoft Corp.	1,782	152,432
Oracle Corp.	7,035	332,615

		485,047

December 31, 2017	Shares	Value
Specialty Retail – 1.9%
The Home Depot, Inc.	1,157	$219,286
The TJX Cos., Inc.	1,199	91,676

		310,962
Technology Hardware, Storage & Peripherals – 3.8%
Apple, Inc.	1,905	322,383
HP, Inc.	8,641	181,547
NetApp, Inc.	1,862	103,006

		606,936
Total Common Stocks (Cost $13,088,926)		15,598,770

	Principal Amount	Value
Short–Term Investment – 2.1%
Repurchase Agreements – 2.1%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $332,007, due 1/2/2018(2)	$332,000	332,000
Total Repurchase Agreements (Cost $332,000)		332,000
Total Investments – 100.2% (Cost $13,420,926)		15,930,770
Liabilities in excess of other assets – (0.2)%		(25,992)
Total Net Assets – 100.0%		$15,904,778

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$340,000	$341,866

Legend:

ADR — American Depositary Receipt

NVDR — Non-Voting Depositary Receipt

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$15,598,770	$—	$—	$15,598,770
Repurchase Agreements	—	332,000	—	332,000
Total	$15,598,770	$332,000	$—	$15,930,770

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$15,930,770
Cash	250
Receivable for investments sold	31,504
Reimbursement receivable from adviser	13,426
Dividends/interest receivable	12,222
Foreign tax reclaims receivable	1,254
Prepaid expenses	14,180

Total Assets	16,003,606

Liabilities
Payable for investments purchased	38,367
Accrued audit fees	20,000
Investment advisory fees payable	11,913
Accrued custodian and accounting fees	7,670
Distribution fees payable	4,582
Accrued trustees’ and officers’ fees	3,496
Payable for fund shares redeemed	2,092
Accrued expenses and other liabilities	10,708

Total Liabilities	98,828

Total Net Assets	$15,904,778

Net Assets Consist of:
Paid-in capital	$10,741,488
Accumulated net investment income/(loss)	251,063
Accumulated net realized gain/(loss) from investments and foreign currency transactions	2,402,383
Net unrealized appreciation/(depreciation) on investments	2,509,844

Total Net Assets	$15,904,778

Investments, at Cost	$13,420,926

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,237,881
Net Asset Value Per Share	$12.85

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$452,159
Interest	805
Withholding taxes on foreign dividends	(2,877)

Total Investment Income	450,087

Expenses
Investment advisory fees	156,242
Trustees’ and officers’ fees	90,576
Distribution fees	60,093
Professional fees	54,218
Custodian and accounting fees	41,523
Insurance expense	16,324
Shareholder reports	15,505
Transfer agent fees	9,304
Administrative fees	3,612
Other expenses	10,629

Total Expenses	458,026

Less: Fees waived	(222,461)

Total Expenses, Net	235,565

Net Investment Income/(Loss)	214,522

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	2,523,567
Net realized gain/(loss) from foreign currency transactions	(11)
Net change in unrealized appreciation/(depreciation) on investments	1,417,425
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	9

Net Gain on Investments and Foreign Currency Transactions	3,940,990

Net Increase in Net Assets Resulting From Operations	$4,155,512

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$214,522	$36,541
Net realized gain/(loss) from investments and foreign currency transactions	2,523,556	(121,173)
Net change in unrealized appreciation/(depreciation) on investments	1,417,434	1,092,410

Net Increase in Net Assets Resulting from Operations	4,155,512	1,007,778

Capital Share Transactions
Proceeds from sales of shares	7,437,169	16,073,189
Cost of shares redeemed	(12,768,870)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,331,701)	16,073,189

Net Increase/(Decrease) in Net Assets	(1,176,189)	17,080,967

Net Assets
Beginning of period	17,080,967	—

End of period	$15,904,778	$17,080,967

Accumulated Net Investment Income Included in Net Assets	$251,063	$36,541

Other Information:
Shares
Sold	667,095	1,584,056
Redeemed	(1,013,270)	—

Net Increase/(Decrease)	(346,175)	1,584,056

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.78	$0.10	$1.97	$2.07	$12.85	19.20%
Period Ended 12/31/16[1]	10.00	0.03	0.75	0.78	10.78	7.80%[5]

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$15,905	0.98%	1.91%	0.89%	(0.04)%	71%
17,081	0.98%[5]	2.70%[5]	0.88%[5]	(0.84)%[5]	19%[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.98% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $222,461.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$307,537	$222,461	$85,076

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Subadvisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $60,093 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $16,069,177 and $20,975,919, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group — Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/ GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http:/guardianvpt.onlineprospectus.net/ GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8174

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY BY

ALLIANCEBERNSTEIN L.P., SUB-ADVISER

Highlights

•	Guardian Growth & Income VIP Fund (the “Fund”) returned 20.09%, outperforming the Russell 1000® Value Index[1] (the “Index”), which is the Fund’s benchmark, for the 12-month period ended December 31, 2017. Stock selection contributed to performance owing to strong holdings in the industrials, health care and consumer staples sectors. The Fund’s energy holdings reduced some of the gains. The Fund’s underweights in materials and financials detracted from relative performance, while an overweight to technology and an underweight to energy more than offset the losses.

•	The Index returned 13.66% for the period. Growth stocks outperformed their value counterparts during the period; large-cap stocks outperformed small-cap stocks.

Market Overview

Equities surged to multi-year highs in 2017, a year of steady and consistent gains. Markets were led by a rally in technology shares, strong economic growth and relatively benign inflation. In the U.S., the anticipation of regulatory and tax reform sent markets to record closes. Fears of monetary policy tightening and geopolitical tensions early in the period gave way to optimism about stronger economic growth and policy reforms. The Standard & Poor’s 500® Index2 advanced by 21.83%, and has seen 14 consecutive months of positive returns through the end of the period amid record low volatility.

After outperformance in 2016, value stocks lagged their growth counterparts in 2017. The Index rose 13.66% for the period while the Russell 1000® Growth Index3 posted a 30.21% return. Large-caps outperformed their small-cap-style counterparts in 2017.

By sectors, technology stocks outperformed in 2017, driven by stronger than expected growth. Financial and material stocks also outperformed as investor anticipation of favorable regulatory and tax reform help drive investor optimism. Energy stocks lagged for much of the period despite stronger fourth quarter performance and higher crude oil pricing.

Portfolio Review

Stock selection contributed to the majority of the portfolio’s excess performance owing to strong holdings in the industrials, health care and consumer staples sectors. The Fund’s energy holdings offset some of the gains. At the sector level, the Fund’s overweight relative to the benchmark in the technology sector, and its underweight in the energy sector, contributed to performance. The Fund’s underweights in the materials and financials sectors detracted from relative performance.

In 2017, many of the Fund’s industrial and technology holdings outperformed, driven by stronger fundamentals, including earnings and sales growth. Stock selection within the energy sector remained difficult as the broader energy sector declined for the period despite its fourth-quarter rally, tracking the move in crude oil prices throughout the period.

Leading individual contributors for the Fund included a mix of financial, industrials and technology stocks, whereas energy stocks were among the biggest detractors for the period.

Outlook

In a reversal of 2016, value stocks lagged growth stocks by a wide margin in 2017. Despite the style headwind, the Fund outperformed the benchmark for the period, due to our research-driven stock selection.

As we look ahead, global economies continue to improve, and the prospects for sustained U.S. economic growth appear better balanced and less dependent on monetary policy.

We believe conditions should continue to improve, although in our view, a dramatic, sustained upward

1	The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses.
2	The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.
3	The Russell 1000® Growth Index (the “Growth Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Growth Index. You may not invest in the Growth Index, and, unlike the Fund, the Growth Index does not incur fees or expenses.

1

GUARDIAN GROWTH & INCOME VIP FUND

shift in long-term U.S. economic performance is unlikely. The transition from a regime driven by monetary policy to one driven by fiscal policy will likely be uneven, and the net economic impact from recent tax and monetary policy changes is uncertain.

We seek attractively-valued companies that we believe are good businesses exhibiting signs of improvement. We will continue to seek companies for the Fund that we believe have attractive fundamentals, consistent with our philosophy — high free-cash-flow yields, low earnings variability and low leverage. The Fund will seek to own well-managed companies that deploy capital wisely, allowing them to grow dividends and enhance the long-term value potential of their shares.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $10,542,358

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
JPMorgan Chase & Co.	3.82%
Wal-Mart Stores, Inc.	3.55%
Citigroup, Inc.	3.01%
Berkshire Hathaway, Inc., Class B	2.89%
Cisco Systems, Inc.	2.72%
Pfizer, Inc.	2.70%
Raytheon Co.	2.63%
Cigna Corp.	2.49%
Verizon Communications, Inc.	2.35%
Time Warner, Inc.	2.28%
Total	28.44%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	20.09%	—	—	20.68%
Russell 1000® Value Index		13.66%	—	—	15.49%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,139.20	$5.28	0.98%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 95.7%
Aerospace & Defense – 2.6%
Raytheon Co.	1,476	$277,267

		277,267
Airlines – 1.9%
Delta Air Lines, Inc.	2,981	166,936
Southwest Airlines Co.	507	33,183

		200,119
Auto Components – 1.0%
BorgWarner, Inc.	2,131	108,873

		108,873
Banks – 8.6%
Citigroup, Inc.	4,265	317,359
JPMorgan Chase & Co.	3,768	402,950
Wells Fargo & Co.	3,083	187,045

		907,354
Biotechnology – 4.6%
Amgen, Inc.	391	67,995
Biogen, Inc.(1)	703	223,955
Gilead Sciences, Inc.	2,749	196,938

		488,888
Capital Markets – 6.3%
Northern Trust Corp.	1,710	170,812
State Street Corp.	1,945	189,852
TD Ameritrade Holding Corp.	1,618	82,728
The Goldman Sachs Group, Inc.	850	216,546

		659,938
Communications Equipment – 2.7%
Cisco Systems, Inc.	7,478	286,407

		286,407
Diversified Financial Services – 2.9%
Berkshire Hathaway, Inc., Class B(1)	1,539	305,061

		305,061
Diversified Telecommunication Services – 2.4%
Verizon Communications, Inc.	4,689	248,189

		248,189
Electric Utilities – 1.3%
Exelon Corp.	3,568	140,615

		140,615
Electrical Equipment – 1.8%
AMETEK, Inc.	1,015	73,557
Hubbell, Inc.	383	51,835
Sensata Technologies Holding N.V.(1)	1,188	60,719

		186,111
Electronic Equipment, Instruments & Components – 2.7%
Dolby Laboratories, Inc., Class A	2,234	138,508
Flex Ltd.(1)	2,726	49,041
TE Connectivity Ltd.	984	93,519

		281,068

December 31, 2017	Shares	Value
Energy Equipment & Services – 2.6%
Dril-Quip, Inc.(1)	677	$32,293
National Oilwell Varco, Inc.	2,292	82,558
Oil States International, Inc.(1)	1,748	49,468
TechnipFMC PLC	3,594	112,528

		276,847
Equity Real Estate Investment – 1.3%
Liberty Property Trust REIT	3,160	135,912

		135,912
Food & Staples Retailing – 3.6%
Wal-Mart Stores, Inc.	3,792	374,460

		374,460
Health Care Equipment & Supplies – 1.3%
Hologic, Inc.(1)	3,323	142,058

		142,058
Health Care Providers & Services – 5.3%
Aetna, Inc.	1,104	199,150
Cigna Corp.	1,292	262,392
Quest Diagnostics, Inc.	993	97,801

		559,343
Household Durables – 1.8%
DR Horton, Inc.	2,604	132,986
Garmin Ltd.	1,012	60,285

		193,271
Insurance – 4.3%
Axis Capital Holdings Ltd.	854	42,922
Chubb Ltd.	631	92,208
FNF Group	2,632	103,280
Reinsurance Group of America, Inc.	125	19,491
The Allstate Corp.	1,536	160,835
Validus Holdings Ltd.	832	39,037

		457,773
Internet & Direct Marketing Retail – 0.3%
Liberty Interactive Corp. QVC Group, Class A(1)	1,259	30,745

		30,745
Internet Software & Services – 0.3%
eBay, Inc.(1)	823	31,060

		31,060
IT Services – 2.6%
International Business Machines Corp.	1,245	191,008
MasterCard, Inc., Class A	514	77,799

		268,807
Machinery – 2.3%
Caterpillar, Inc.	536	84,463
Crane Co.	610	54,424
Fortive Corp.	670	48,475
PACCAR, Inc.	754	53,594

		240,956

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2017	Shares	Value
Media – 5.4%
AMC Networks, Inc., Class A(1)	1,157	$62,570
Comcast Corp., Class A	2,356	94,358
Discovery Communications, Inc., Class A(1)	5,534	123,851
Scripps Networks Interactive, Inc., Class A	576	49,179
Time Warner, Inc.	2,623	239,926

		569,884
Metals & Mining – 2.8%
Newmont Mining Corp.	5,070	190,226
Reliance Steel & Aluminum Co.	1,277	109,554

		299,780
Oil, Gas & Consumable Fuels – 6.0%
ConocoPhillips	3,635	199,525
Exxon Mobil Corp.	2,446	204,583
Noble Energy, Inc.	6,913	201,445
World Fuel Services Corp.	784	22,062

		627,615
Pharmaceuticals – 5.1%
Eli Lilly & Co.	1,657	139,950
Pfizer, Inc.	7,855	284,508
Roche Holding AG, ADR	3,460	109,267

		533,725
Real Estate Management & Development – 1.3%
CBRE Group, Inc., Class A(1)	3,146	136,253

		136,253
Road & Rail – 1.8%
Norfolk Southern Corp.	1,287	186,486

		186,486
Semiconductors & Semiconductor Equipment – 2.0%
Ambarella, Inc.(1)	388	22,795
Intel Corp.	3,558	164,237
Synaptics, Inc.(1)	716	28,597

		215,629
Software – 2.2%
Microsoft Corp.	1,156	98,884
VMware, Inc., Class A(1)	1,089	136,474

		235,358

December 31, 2017	Shares	Value
Specialty Retail – 2.0%
Lowe’s Cos., Inc.	566	$52,604
Ross Stores, Inc.	1,977	158,654

		211,258
Technology Hardware, Storage & Peripherals – 1.3%
Apple, Inc.	816	138,092

		138,092
Textiles, Apparel & Luxury Goods – 1.3%
VF Corp.	1,846	136,604

		136,604
Total Common Stocks (Cost $8,493,002)		10,091,806

	Principal Amount	Value
Short–Term Investment – 4.4%
Repurchase Agreements – 4.4%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $460,010, due 1/2/2018(2)	$460,000	460,000
Total Repurchase Agreements (Cost $460,000)		460,000
Total Investments – 100.1% (Cost $8,953,002)		10,551,806
Liabilities in excess of other assets – (0.1)%		(9,448)
Total Net Assets – 100.0%		$10,542,358

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$470,000	$472,580

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$10,091,806	$—	$—	$10,091,806
Repurchase Agreements	—	460,000	—	460,000
Total	$10,091,806	$460,000	$—	$10,551,806

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$10,551,806
Cash	991
Receivable for investments sold	208,003
Dividends/interest receivable	8,431
Reimbursement receivable from adviser	2,895
Prepaid expenses	8,280

Total Assets	10,780,406

Liabilities
Payable for investments purchased	189,875
Accrued audit fees	20,000
Investment advisory fees payable	7,164
Accrued custodian and accounting fees	7,061
Distribution fees payable	2,755
Accrued trustees’ and officers’ fees	2,040
Payable for fund shares redeemed	1,369
Accrued expenses and other liabilities	7,784

Total Liabilities	238,048

Total Net Assets	$10,542,358

Net Assets Consist of:
Paid-in capital	$7,426,444
Accumulated net investment income/(loss)	139,886
Accumulated net realized gain/(loss) from investments	1,377,224
Net unrealized appreciation/(depreciation) on investments	1,598,804

Total Net Assets	$10,542,358

Investments, at Cost	$8,953,002

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	820,656
Net Asset Value Per Share	$12.85

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$249,938
Interest	677

Total Investment Income	250,615

Expenses
Investment advisory fees	90,777
Trustees’ and officers’ fees	51,057
Professional fees	43,982
Distribution fees	34,914
Custodian and accounting fees	26,775
Shareholder reports	11,629
Insurance expense	8,665
Transfer agent fees	7,961
Administrative fees	2,001
Other expenses	6,565

Total Expenses	284,326

Less: Fees waived	(147,462)

Total Expenses, Net	136,864

Net Investment Income/(Loss)	113,751

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1,377,223
Net change in unrealized appreciation/ (depreciation) on investments	1,129,781

Net Gain on Investments	2,507,004

Net Increase in Net Assets Resulting From Operations	$2,620,755

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$113,751	$26,135
Net realized gain/(loss) from investments	1,377,223	1
Net change in unrealized appreciation/(depreciation) on investments	1,129,781	469,023

Net Increase in Net Assets Resulting from Operations	2,620,755	495,159

Capital Share Transactions
Proceeds from sales of shares	5,027,525	8,961,690
Cost of shares redeemed	(6,562,771)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(1,535,246)	8,961,690

Net Increase in Net Assets	1,085,509	9,456,849

Net Assets
Beginning of period	9,456,849	—

End of period	$10,542,358	$9,456,849

Accumulated Net Investment Income Included in Net Assets	$139,886	$26,135

Other Information:
Shares
Sold	455,605	883,851
Redeemed	(518,800)	—

Net Increase/(Decrease)	(63,195)	883,851

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.70	$0.09	$2.06	$2.15	$12.85	20.09%
Period Ended 12/31/16[1]	10.00	0.04	0.66	0.70	10.70	7.00%	[5]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$10,542	0.98%		2.04%		0.81%		(0.25)%		85%
9,457	0.98%	[5]	3.11%	[5]	1.20%	[5]	(0.93)%	[5]	11%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.98% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $147,462.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$207,216	$147,462	$59,754

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $34,914 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $11,102,017 and $12,358,497, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group – Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958 )	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8169

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS CAPITAL MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned 27.33%, outperforming its benchmark, the Russell Midcap® Growth Index[1] (the “Index”) for the 12-month period ended December 31, 2017. Stock selection within the consumer discretionary sector was a large contributor to relative performance, as was the Fund’s underweight to the sector relative to the Index. An overweight in the technology sector was another large contributor to relative results. Stock selection in the health care, materials and energy sectors detracted from relative performance during the period.

•	The Index returned 25.27% for the period. The utilities, technology and financial sectors were the top-performing sectors within the Index. Energy was the only sector that ended the period with losses.

Market Overview

Mid-cap stocks registered strong gains in 2017. Equities enjoyed a strong start to the period, as investors considered the potential impact of some of the Trump administration’s proposed corporate tax cuts and pro-growth initiatives. Strong corporate earnings and signs of a strengthening global economy continued to bolster stocks throughout the period. U.S. equities continued to climb higher in the fourth quarter as corporate tax reform appeared likely, and was eventually signed into law. Volatility remained low throughout most of the period. Technology and financials were two of the highest returning sectors within the Index.

Portfolio Review

Stock selection within the consumer discretionary sector was a large contributor to relative performance, as was the Fund’s underweight to the sector relative to the benchmark. An overweight to the technology sector was another large contributor to relative performance. The Fund’s underweight to the consumer staples sector also contributed to relative performance. Stock selection in the health care, materials and energy sectors detracted from relative performance during the period.

Outlook

We have a positive outlook for the broader economy, but expect more modest returns for mid-cap stocks from here. For the first time since the financial crisis of 2008, we see signs of a coordinated, global economic expansion. A stronger economy, coupled with U.S. corporate tax cuts, could provide a significant near-term boost to earnings in 2018, but we believe much of the optimism is already reflected in valuations, which are on the high end of historical averages.

Rising valuations have made it more challenging to find new, reasonably valued stocks that fit the investment criteria we typically seek for the Fund. Despite the challenge, we plan to adhere to our investment approach. We believe a focus on durable growth companies has the potential to add value through an entire market cycle. But we’ve had to dig a little deeper to find those companies where the profitability model is still emerging, or where the competitive advantages supporting stable earnings growth may be less appreciated by the market.

As we look ahead, we expect our structural positioning in the Fund to remain the same. We expect the Fund to maintain an overweight relative to the benchmark to the technology and health care sectors. Those sectors include companies exposed to a few important themes within our portfolio that we believe may provide some of the best long-term growth opportunities in the market: innovative health care treatments and devices, the electronification of the car and home, and the integration of software to automate functions in nearly every industry. We believe the latter theme is particularly promising in the mid-cap space, where we find a number of companies creating specially tailored software solutions that address the unique needs of a niche company or industry. We are also likely to maintain the Fund’s underweights to the consumer staples and consumer discretionary sectors.

1	The Russell Midcap® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $12,681,425

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Sensata Technologies Holding N.V.	2.79%
TD Ameritrade Holding Corp.	2.53%
TE Connectivity Ltd.	2.44%
Lamar Advertising Co., Class A REIT	2.11%
CoStar Group, Inc.	1.97%
WEX, Inc.	1.95%
athenahealth, Inc.	1.93%
ServiceMaster Global Holdings, Inc.	1.91%
Crown Castle International Corp. REIT	1.88%
Verisk Analytics, Inc.	1.84%
Total	21.35%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	27.33%	—	—	19.76%
Russell Midcap® Growth Index		25.27%	—	—	18.59%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,113.80	$5.81	1.09%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 95.6%
Aerospace & Defense – 2.0%
Harris Corp.	590	$83,574
Teledyne Technologies, Inc.(1)	954	172,817

		256,391
Airlines – 1.3%
Ryanair Holdings PLC, ADR(1)	1,529	159,307

		159,307
Banks – 0.6%
SVB Financial Group(1)	341	79,716

		79,716
Biotechnology – 3.1%
ACADIA Pharmaceuticals, Inc.(1)	1,839	55,372
Alkermes PLC(1)	1,075	58,835
Celgene Corp.(1)	866	90,376
DBV Technologies S.A., ADR(1)	668	16,433
Neurocrine Biosciences, Inc.(1)	1,312	101,798
Puma Biotechnology, Inc.(1)	505	49,919
TESARO, Inc.(1)	300	24,861

		397,594
Building Products – 1.1%
AO Smith Corp.	2,207	135,245

		135,245
Capital Markets – 5.3%
LPL Financial Holdings, Inc.	3,633	207,590
MSCI, Inc.	1,089	137,802
TD Ameritrade Holding Corp.	6,271	320,636

		666,028
Commercial Services & Supplies – 1.6%
Edenred (France)	2,707	78,423
Ritchie Bros Auctioneers, Inc.	4,070	121,815

		200,238
Containers & Packaging – 1.8%
Sealed Air Corp.	4,583	225,942

		225,942
Diversified Consumer Services – 1.9%
ServiceMaster Global Holdings, Inc.(1)	4,733	242,661

		242,661
Electrical Equipment – 3.3%
AMETEK, Inc.	927	67,180
Sensata Technologies Holding N.V.(1)	6,917	353,528

		420,708
Electronic Equipment, Instruments & Components – 7.3%
Amphenol Corp., Class A	816	71,645
Belden, Inc.	1,467	113,208
Dolby Laboratories, Inc., Class A	1,407	87,234
Flex Ltd.(1)	10,097	181,645
National Instruments Corp.	4,017	167,228
TE Connectivity Ltd.	3,256	309,450

		930,410

December 31, 2017	Shares	Value
Equity Real Estate Investment – 4.0%
Crown Castle International Corp. REIT	2,146	$238,228
Lamar Advertising Co., Class A REIT	3,605	267,635

		505,863
Health Care Equipment & Supplies – 7.9%
Boston Scientific Corp.(1)	8,264	204,865
DexCom, Inc.(1)	1,068	61,292
ICU Medical, Inc.(1)	420	90,720
STERIS PLC	2,214	193,659
Teleflex, Inc.	753	187,361
The Cooper Cos., Inc.	491	106,979
Varian Medical Systems, Inc.(1)	1,401	155,721

		1,000,597
Health Care Providers & Services – 0.5%
Henry Schein, Inc.(1)	923	64,499

		64,499
Health Care Technology – 1.9%
athenahealth, Inc.(1)	1,844	245,326

		245,326
Hotels, Restaurants & Leisure – 2.2%
Dunkin’ Brands Group, Inc.	2,559	164,979
Norwegian Cruise Line Holdings Ltd.(1)	2,049	109,109

		274,088
Industrial Conglomerates – 0.6%
Carlisle Cos., Inc.	658	74,782

		74,782
Insurance – 2.5%
Aon PLC	1,534	205,556
Intact Financial Corp. (Canada)	1,326	110,753

		316,309
Internet & Direct Marketing Retail – 0.3%
Wayfair, Inc., Class A(1)	504	40,456

		40,456
Internet Software & Services – 3.7%
Cimpress N.V.(1)	1,809	216,863
CoStar Group, Inc.(1)	841	249,735

		466,598
IT Services – 9.3%
Amdocs Ltd.	3,402	222,763
Broadridge Financial Solutions, Inc.	1,724	156,160
Euronet Worldwide, Inc.(1)	498	41,967
Fidelity National Information Services, Inc.	1,565	147,251
Gartner, Inc.(1)	903	111,204
Global Payments, Inc.	1,478	148,155
Jack Henry & Associates, Inc.	867	101,404
WEX, Inc.(1)	1,749	247,011

		1,175,915
Leisure Products – 0.6%
Polaris Industries, Inc.	578	71,666

		71,666

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2017	Shares	Value
Life Sciences Tools & Services – 4.5%
IQVIA Holdings, Inc.(1)	1,721	$168,486
PerkinElmer, Inc.	3,055	223,381
Waters Corp.(1)	946	182,758

		574,625
Machinery – 2.1%
Rexnord Corp.(1)	5,007	130,282
The Middleby Corp.(1)	600	80,970
Wabtec Corp.	602	49,021

		260,273
Media – 0.7%
Omnicom Group, Inc.	1,271	92,567

		92,567
Oil, Gas & Consumable Fuels – 0.4%
World Fuel Services Corp.	1,890	53,185

		53,185
Professional Services – 2.6%
IHS Markit Ltd.(1)	2,109	95,221
Verisk Analytics, Inc.(1)	2,428	233,088

		328,309
Road & Rail – 1.9%
Canadian Pacific Railway Ltd.	525	95,949
Old Dominion Freight Line, Inc.	1,128	148,388

		244,337
Semiconductors & Semiconductor Equipment – 7.8%
KLA-Tencor Corp.	1,985	208,564
Lam Research Corp.	1,000	184,070
Microchip Technology, Inc.	2,544	223,567
ON Semiconductor Corp.(1)	9,191	192,459
Xilinx, Inc.	2,610	175,966

		984,626
Software – 8.2%
Atlassian Corp. PLC, Class A(1)	4,720	214,854
Constellation Software, Inc. (Canada)	376	227,939
Intuit, Inc.	794	125,277
Nice Ltd., ADR	1,733	159,280
SS&C Technologies Holdings, Inc.	5,074	205,396
The Ultimate Software Group, Inc.(1)	473	103,223

		1,035,969

December 31, 2017	Shares	Value
Specialty Retail – 1.2%
Tractor Supply Co.	1,169	$87,383
Williams-Sonoma, Inc.	1,379	71,294

		158,677
Textiles, Apparel & Luxury Goods – 3.1%
Carter’s, Inc.	871	102,334
Gildan Activewear, Inc.	6,410	207,043
Lululemon Athletica, Inc.(1)	1,067	83,855

		393,232
Trading Companies & Distributors – 0.3%
Ferguson PLC (United Kingdom)	608	43,504

		43,504
Total Common Stocks (Cost $9,660,889)		12,119,643

	Principal Amount	Value
Short–Term Investment – 4.7%
Repurchase Agreements – 4.7%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $599,013, due 1/2/2018(2)	$599,000	599,000
Total Repurchase Agreements (Cost $599,000)		599,000
Total Investments – 100.3% (Cost $10,259,889)		12,718,643
Liabilities in excess of other assets – (0.3)%		(37,218)
Total Net Assets – 100.0%		$12,681,425

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$610,000	$613,348

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$11,997,716	$121,927	*	$—	$12,119,643
Repurchase Agreements	—	599,000		—	599,000
Total	$11,997,716	$720,927		$—	$12,718,643

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$12,718,643
Cash	255
Foreign currency, at value	574
Reimbursement receivable from adviser	7,861
Dividends/interest receivable	3,843
Prepaid expenses	10,732

Total Assets	12,741,908

Liabilities
Accrued audit fees	20,000
Investment advisory fees payable	11,246
Accrued custodian and accounting fees	7,893
Payable for investments purchased	5,383
Distribution fees payable	3,514
Accrued trustees’ and officers’ fees	2,653
Payable for fund shares redeemed	1,096
Accrued expenses and other liabilities	8,698

Total Liabilities	60,483

Total Net Assets	$12,681,425

Net Assets Consist of:
Paid-in capital	$8,386,776
Accumulated net investment income/(loss)	(30,799)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,866,696
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,458,752

Total Net Assets	$12,681,425

Investments, at Cost	$10,259,889

Foreign Currency, at Cost	$574

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	996,891
Net Asset Value Per Share	$12.72

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$163,597
Interest	796
Withholding taxes on foreign dividends	(2,596)

Total Investment Income	161,797

Expenses
Investment advisory fees	145,127
Trustees’ and officers’ fees	72,406
Professional fees	48,290
Distribution fees	45,352
Custodian and accounting fees	32,842
Insurance expense	14,856
Shareholder reports	11,660
Transfer agent fees	8,449
Administrative fees	3,006
Other expenses	8,694

Total Expenses	390,682

Less: Fees waived	(192,946)

Total Expenses, Net	197,736

Net Investment Income/(Loss)	(35,939)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,871,263
Net realized gain/(loss) from foreign currency transactions	(149)
Net change in unrealized appreciation/ (depreciation) on investments	2,448,658

Net Gain on Investments and Foreign Currency Transactions	4,319,772

Net Increase in Net Assets Resulting From Operations	$4,283,833

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$(35,939)	$5,140
Net realized gain/(loss) from investments and foreign currency transactions	1,871,114	(4,418)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,448,658	10,094

Net Increase in Net Assets Resulting from Operations	4,283,833	10,816

Capital Share Transactions
Proceeds from sales of shares	4,000,864	13,260,913
Cost of shares redeemed	(8,875,001)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,874,137)	13,260,913

Net Increase/(Decrease) in Net Assets	(590,304)	13,271,729

Net Assets
Beginning of period	13,271,729	—

End of period	$12,681,425	$13,271,729

Accumulated Net Investment Income/(Loss) Included in Net Assets	$(30,799)	$5,140

Other Information:
Shares
Sold	377,261	1,328,251
Redeemed	(708,621)	—

Net Increase/(Decrease)	(331,360)	1,328,251

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[2]		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[4]
Year Ended 12/31/17	$9.99	$(0.02)		$2.75	$2.73	$12.72	27.33%
Period Ended 12/31/16[1]	10.00	0.00	[3]	(0.01)	(0.01)	9.99	(0.10)%[6]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets[5]	Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$12,681	1.09%		2.15%		(0.20)%	(1.26)%		35%
13,272	1.09%	[6]	2.93%	[6]	0.14%[6]	(1.70)%	[6]	5%	[6]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $0.00 per share.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

[6]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $192,946.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$274,118	$192,946	$81,172

Park Avenue has entered into a Sub-Advisory Agreement with Janus Capital Management LLC (“Janus Capital”). Janus Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $45,352 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $5,921,620 and $10,542,767, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Subadvisers (or their respective affiliates) from their relationships with the Funds.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the

Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar,

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group — Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8177

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF WELLS CAPITAL MANAGEMENT INCORPORATED, SUB-ADVISER

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 11.19%, underperforming its benchmark, the Russell Midcap® Value Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s underperformance relative to the Index was primarily due to security selection in the consumer staples, information technology and energy sectors. The Fund’s security selection in the financials and industrials sectors contributed to relative performance.

•	The Index returned 13.34% for the period. This advance was led by the information technology, materials and industrials sectors.

Market Overview

In 2017, global equity markets were fueled by synchronized global growth, muted inflation data and primarily accommodative central banks. The U.S. equity markets moved higher as investors continued to digest the implications from the November 2016 elections and a solid economic backdrop. Coming off an exceptionally strong 2016, the Index posted a respectable 13.34% for the full year 2017, but lagged some of the larger growth indices. The first eight months of the period saw mid cap value stocks trade in a fairly narrow range, however a late year congressional effort to overhaul corporate taxes, in addition to some reported positive economic data, provided a tailwind for mid cap value stocks for the last four months.

The Index achieved another all-time high during the period and was primarily led by cyclical companies that investors seemingly believe would benefit from a strengthening global economy. The information technology, materials and industrials sectors led the Index, while the energy and telecom sectors trailed.

Portfolio Review

The Fund’s relative performance was negatively impacted primarily by stock selection in the consumer staples, information technology and energy sectors. Security selection in the financials and industrials sectors, as well as an underweight to real estate relative to the benchmark, contributed to relative performance.

The Fund’s largest relative detractors were in the consumer staples sector; certain holdings within the sector underperformed, as they faced food and beverage industry pricing headwinds and acquisition integration issues. The Fund was overweight in the information technology sector, which was the strongest performing sector in the Index, but the Fund’s focus on companies with sustainable free cash flow led to an under-exposure to many of the cyclical market leaders and punished many names that lacked cyclical growth characteristics. The energy sector was under pressure for most of the period as investors feared oil supply was outpacing demand. These fears abated later in the period; however, the Fund’s more oil-levered holdings underperformed for the full year.

The Fund benefited from stock selection within the financials sector; certain holdings within the insurance industry benefited from strong fundamentals and prudent capital allocation decisions. Industrial holdings within the aerospace and defense industry also contributed to performance as investors anticipated increased defense budgets with the new Republican administration and further tensions with North Korea. The Fund’s underweight to real estate contributed to relative performance as fears of rising interest rates negatively impacting future stock returns put pressure on the sector.

Outlook

As we look toward 2018 and beyond, we see numerous market forces at play that we believe could introduce increased volatility following an unusually smooth equity market in 2017. Another question mark facing investors over the next 6–12 months is the impact from potentially higher interest rates and the balance sheet normalization efforts of the Federal Open Market Committee (as well as other central banks around the globe). We will continue to seek companies that we believe have distinct long-term competitive advantages, flexible balance sheets, and strong, sustainable free-cash-flow generation. We believe our fundamental analysis, risk management, and active investment process are well suited to seeking out potential opportunities as the equity market evolves.

1	The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in mid-size companies involves risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $12,796,782

Sector Allocation[1] As of December 31, 2017

Top Ten Holdings[2] As of December 31, 2017

Holding	% of Total Net Assets
Molson Coors Brewing Co., Class B	2.90%
Republic Services, Inc.	2.79%
The Allstate Corp.	2.74%
Fidelity National Information Services, Inc.	2.73%
Sealed Air Corp.	2.73%
Jacobs Engineering Group, Inc.	2.70%
CBRE Group, Inc., Class A	2.47%
Kansas City Southern	2.40%
Loews Corp.	2.40%
Kohl’s Corp.	2.36%
Total	26.22%

1	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	11.19%	—	—	14.79%
Russell Midcap® Value Index		13.34%	—	—	14.90%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,071.30	$5.69	1.09%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 97.0%
Aerospace & Defense – 3.4%
Arconic, Inc.	7,091	$193,230
Harris Corp.	1,686	238,822

		432,052
Banks – 5.4%
Fifth Third Bancorp	5,500	166,870
PacWest Bancorp	4,335	218,484
Regions Financial Corp.	11,967	206,790
Zions Bancorporation	1,940	98,610

		690,754
Beverages – 2.9%
Molson Coors Brewing Co., Class B	4,526	371,449

		371,449
Building Products – 0.8%
Owens Corning	1,077	99,019

		99,019
Capital Markets – 2.6%
Northern Trust Corp.	2,200	219,758
TD Ameritrade Holding Corp.	2,332	119,235

		338,993
Chemicals – 3.8%
Axalta Coating Systems Ltd.(1)	1,990	64,397
International Flavors & Fragrances, Inc.	1,458	222,505
PPG Industries, Inc.	1,727	201,748

		488,650
Commercial Services & Supplies – 4.3%
Republic Services, Inc.	5,276	356,710
Stericycle, Inc.(1)	2,888	196,355

		553,065
Communications Equipment – 0.7%
ARRIS International PLC(1)	3,688	94,745

		94,745
Construction & Engineering – 2.7%
Jacobs Engineering Group, Inc.	5,230	344,971

		344,971
Consumer Finance – 1.3%
Ally Financial, Inc.	5,880	171,461

		171,461
Containers & Packaging – 6.5%
International Paper Co.	4,453	258,007
Packaging Corp. of America	1,882	226,875
Sealed Air Corp.	7,086	349,340

		834,222
Electric Utilities – 3.0%
American Electric Power Co., Inc.	3,946	290,307
PG&E Corp.	2,203	98,761

		389,068

December 31, 2017	Shares	Value
Electrical Equipment – 0.9%
Acuity Brands, Inc.	630	$110,880

		110,880
Energy Equipment & Services – 4.2%
C&J Energy Services, Inc.(1)	4,434	148,406
National Oilwell Varco, Inc.	4,839	174,301
Patterson-UTI Energy, Inc.	9,226	212,290

		534,997
Equity Real Estate Investment – 4.7%
American Campus Communities, Inc. REIT	4,491	184,266
Corporate Office Properties Trust REIT	1,322	38,602
GGP, Inc. REIT	2,915	68,182
Invitation Homes, Inc. REIT	6,727	158,555
Mid-America Apartment Communities, Inc. REIT	1,496	150,438

		600,043
Health Care Equipment & Supplies – 3.4%
STERIS PLC	1,313	114,848
Varian Medical Systems, Inc.(1)	1,007	111,928
Zimmer Biomet Holdings, Inc.	1,684	203,208

		429,984
Health Care Providers & Services – 2.8%
AmerisourceBergen Corp.	1,056	96,962
Humana, Inc.	620	153,803
Universal Health Services, Inc., Class B	913	103,489

		354,254
Hotels, Restaurants & Leisure – 0.9%
The Wendy’s Co.	7,347	120,638

		120,638
Household Durables – 1.3%
Mohawk Industries, Inc.(1)	620	171,058

		171,058
Insurance – 12.1%
Arch Capital Group Ltd.(1)	2,106	191,161
Brown & Brown, Inc.	5,529	284,522
FNF Group	5,066	198,790
Loews Corp.	6,129	306,634
The Allstate Corp.	3,353	351,093
Willis Towers Watson PLC	1,404	211,569

		1,543,769
IT Services – 7.1%
Amdocs Ltd.	3,975	260,283
DST Systems, Inc.	1,798	111,602
Fidelity National Information Services, Inc.	3,718	349,826
Leidos Holdings, Inc.	2,905	187,576

		909,287
Life Sciences Tools & Services – 0.2%
Charles River Laboratories International, Inc.(1)	181	19,810

		19,810

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2017	Shares	Value
Machinery – 1.0%
The Middleby Corp.(1)	923	$124,559

		124,559
Media – 1.3%
The Interpublic Group of Cos., Inc.	7,992	161,119

		161,119
Multi–Utilities – 2.3%
Ameren Corp.	5,108	301,321

		301,321
Multiline Retail – 2.4%
Kohl’s Corp.	5,565	301,790

		301,790
Oil, Gas & Consumable Fuels – 3.7%
Anadarko Petroleum Corp.	2,639	141,556
Cimarex Energy Co.	1,323	161,419
Hess Corp.	3,722	176,683

		479,658
Real Estate Management & Development – 2.5%
CBRE Group, Inc., Class A(1)	7,305	316,380

		316,380
Road & Rail – 3.8%
Kansas City Southern	2,919	307,137
Ryder System, Inc.	2,099	176,673

		483,810
Software – 0.3%
Check Point Software Technologies Ltd.(1)	367	38,029

		38,029
Technology Hardware, Storage & Peripherals – 2.0%
NCR Corp.(1)	7,459	253,531

		253,531

December 31, 2017	Shares	Value
Textiles, Apparel & Luxury Goods – 0.5%
Hanesbrands, Inc.	3,354	$70,132

		70,132
Water Utilities – 2.2%
American Water Works Co., Inc.	3,125	285,906

		285,906
Total Common Stocks (Cost $10,835,762)		12,419,404

	Principal Amount	Value
Short–Term Investment – 3.3%
Repurchase Agreements – 3.3%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $419,009, due 1/2/2018(2)	$419,000	419,000
Total Repurchase Agreements (Cost $419,000)		419,000
Total Investments – 100.3% (Cost $11,254,762)		12,838,404
Liabilities in excess of other assets – (0.3)%		(41,622)
Total Net Assets – 100.0%		$12,796,782

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$430,000	$432,360

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$12,419,404	$—	$—	$12,419,404
Repurchase Agreements	—	419,000	—	419,000
Total	$12,419,404	$419,000	$—	$12,838,404

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$12,838,404
Cash	888
Dividends/interest receivable	14,917
Reimbursement receivable from adviser	8,115
Prepaid expenses	11,232

Total Assets	12,873,556

Liabilities
Payable for investments purchased	20,592
Accrued audit fees	20,000
Investment advisory fees payable	9,923
Accrued custodian and accounting fees	8,458
Distribution fees payable	3,445
Accrued trustees’ and officers’ fees	2,761
Payable for fund shares redeemed	1,367
Accrued expenses and other liabilities	10,228

Total Liabilities	76,774

Total Net Assets	$12,796,782

Net Assets Consist of:
Paid-in capital	$9,793,256
Accumulated net investment income/(loss)	203,526
Accumulated net realized gain/(loss) from investments	1,216,358
Net unrealized appreciation/(depreciation) on investments	1,583,642

Total Net Assets	$12,796,782

Investments, at Cost	$11,254,762

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	1,065,065
Net Asset Value Per Share	$12.02

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$375,842
Interest	882
Withholding taxes on foreign dividends	(169)

Total Investment Income	376,555

Expenses
Investment advisory fees	138,367
Trustees’ and officers’ fees	76,358
Professional fees	49,654
Distribution fees	48,044
Custodian and accounting fees	37,876
Insurance expense	15,066
Shareholder reports	14,505
Transfer agent fees	8,624
Administrative fees	3,125
Other expenses	9,086

Total Expenses	400,705

Less: Fees waived	(191,233)

Total Expenses, Net	209,472

Net Investment Income/(Loss)	167,083

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	1,129,434
Net change in unrealized appreciation/ (depreciation) on investments	740,586

Net Gain on Investments	1,870,020

Net Increase in Net Assets Resulting From Operations	$2,037,103

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$167,083	$36,443
Net realized gain/(loss) from investments	1,129,434	86,924
Net change in unrealized appreciation/(depreciation) on investments	740,586	843,056

Net Increase in Net Assets Resulting from Operations	2,037,103	966,423

Capital Share Transactions
Proceeds from sales of shares	5,163,563	13,954,743
Cost of shares redeemed	(9,325,050)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(4,161,487)	13,954,743

Net Increase/(Decrease) in Net Assets	(2,124,384)	14,921,166

Net Assets
Beginning of period	14,921,166	—

End of period	$12,796,782	$14,921,166

Accumulated Net Investment Income Included in Net Assets	$203,526	$36,443

Other Information:
Shares
Sold	468,111	1,380,247
Redeemed	(783,293)	—

Net Increase/(Decrease)	(315,182)	1,380,247

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$10.81	$0.10	$1.11	$1.21	$12.02	11.19%
Period Ended 12/31/16[1]	10.00	0.03	0.78	0.81	10.81	8.10%	[5]

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$12,797	1.09%		2.09%		0.87%		(0.13)%		76%
14,921	1.09%	[5]	2.80%	[5]	0.93%	[5]	(0.76)%	[5]	14%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.09% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $191,233.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$271,247	$191,233	$80,014

Park Avenue has entered into a Sub-Advisory Agreement with Wells Capital Management Incorporated (“Wells Capital”). Wells Capital is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $48,044 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $13,790,616 and $17,034,465, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8176

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY OF

J.P. MORGAN INVESTMENT MANAGEMENT, INC., SUB-ADVISER

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned 31.08%, outperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s outperformance relative to the Index was primarily due to security selection, especially in the industrials and information technology sectors. Stock selection in health-care and consumer discretionary were the largest detractors from the Fund’s performance.

•	The Index returned 28.86% for the period. This performance was led by the information technology, financials and materials sectors.

Market Overview

Despite the uncertainty surrounding European elections and Brexit (the vote by the United Kingdom to leave the European Union), equity markets reacted positively to indications that global growth was accelerating in the first half of the period, even as central bank policies remained accommodative. Gains were widespread across all the major regions.

Performance was largely led by earnings growth as investors turned their attention to the strong earnings seasons, particularly for more cyclically-oriented industries, with companies broadly beating estimates and expectations. Positive macroeconomic data continued to point to a synchronized global recovery. Eurozone earnings per-share growth turned higher after years of disappointment, and activity surprised positively.

Against this positive economic backdrop, central banks around the world indicated a gradual reduction in monetary policy stimulus in the second half of the period. The U.S. Federal Reserve (Fed) announced it would push ahead with the reduction of its balance sheet and left its interest rate projections unchanged, choosing to largely look through the recent weakness in inflation figures. In Europe, the European Central Bank President Mario Draghi hinted that investors should expect an announcement of a further reduction in quantitative easing purchases.

For U.S.-based investors, gains were further aided by currency movements, as continued interest rate hikes by the Fed and concerns about the later stage of the business cycle in the U.S. caused the U.S. dollar to depreciate relative to most major foreign currencies during the period.

Portfolio Review

In a strong period for international equities, the Fund’s outperformance was driven primarily by stock selection. The Fund’s lack of exposure to more defensive areas of the market, like utilities and real estate, also helped Fund performance.

Throughout the period, we maintained a preference for more cyclical sectors, such as information technology and financials, where we found individual stocks with attractive valuations and strong earnings growth on a forward-looking basis.

Outlook

As we enter 2018, we continue to see evidence of an ongoing synchronized global recovery in earnings. Corporate and consumer sentiment remains high, and we still see positive momentum globally in analyst corporate earnings revisions. We expect this to reinforce the economic cycle as companies become more willing to invest in capital expenditures and labor, especially in the U.S. and Japan, where reform packages aim to encourage business investment. We believe that this environment is very positive for equity investing, particularly outside of the U.S., where valuations seem more reasonable and high operational leverage, particularly in Europe and Japan, may see companies benefit from better nominal growth. In the U.S., the economy has entered the later stages of the business cycle and is now close to full employment, but the risk of an imminent recession appears low and forecasts of continued earnings growth in 2018 look to be very much on course. However, this environment is not without its risks, as higher equity valuations signal that investors should guard against excessive risk-taking. A key question for the rest of the year will be the extent to which bond and equity markets can withstand a gradual reduction in monetary stimulus, which has helped to support risk assets in recent years, and if this will increase the historically low levels of market volatility. While this creates uncertainty, a healthy environment for the global economy and corporate profits should keep driving equity markets forward.

1	MSCI® EAFE® Growth Index (the “Index”), which is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index without any deduction of withholding taxes. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investments in growth companies may be highly volatile. Growth stocks may not realize their perceived growth potential and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $10,635,600

Geographic Region Allocation[1] As of December 31, 2017

Sector Allocation[2] As of December 31, 2017

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2017

Holding	Country	% of Total Net Assets
Unilever PLC	United Kingdom	4.00%
Roche Holding AG	Switzerland	3.28%
British American Tobacco PLC	United Kingdom	3.12%
AIA Group Ltd.	Hong Kong	2.97%
SAP SE	Germany	2.70%
Novo Nordisk A/S, Class B	Denmark	2.62%
Bayer AG (Reg S)	Germany	2.49%
Prudential PLC	United Kingdom	2.38%
Anheuser-Busch InBev S.A.	Belgium	2.36%
ASML Holding N.V.	Netherlands	2.17%
Total		28.09%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	31.08%	—	—	18.98%
MSCI® EAFE® Growth Index		28.86%	—	—	16.77%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,101.30	$6.46	1.22%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS – GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 99.0%
Belgium – 2.4%
Anheuser-Busch InBev S.A.	2,250	$250,971

		250,971
Cayman Islands – 1.3%
Baidu, Inc., ADR(1)	593	138,887

		138,887
Denmark – 2.6%
Novo Nordisk A/S, Class B	5,184	278,615

		278,615
Finland – 1.4%
Wartsila OYJ Abp	2,358	148,595

		148,595
France – 3.2%
Accor S.A.	2,632	135,669
Safran S.A.	1,986	204,219

		339,888
Germany – 14.7%
Bayer AG (Reg S)	2,131	265,043
Continental AG	780	210,581
Delivery Hero AG(1)(2)	3,333	131,832
Deutsche Boerse AG	1,546	179,203
Fresenius SE & Co. KGaA	1,962	152,762
Linde AG(1)	753	176,154
SAP SE	2,565	287,613
Zalando SE(1)(2)	3,013	158,759

		1,561,947
Hong Kong – 3.0%
AIA Group Ltd.	37,000	315,548

		315,548
India – 1.3%
HDFC Bank Ltd., ADR	1,345	136,746

		136,746
Ireland – 1.4%
Ryanair Holdings PLC, ADR(1)	1,482	154,410

		154,410
Japan – 23.2%
Daikin Industries Ltd.	1,400	165,749
FANUC Corp.	900	216,233
KDDI Corp.	4,200	104,569
Keyence Corp.	400	223,346
Komatsu Ltd.	5,000	181,117
Kubota Corp.	8,200	160,570
Makita Corp.	3,300	138,165
Nidec Corp.	1,400	196,523
Nitori Holdings Co. Ltd.	900	128,328
Nitto Denko Corp.	1,500	133,327
ORIX Corp.	7,200	121,740
Recruit Holdings Co. Ltd.	6,400	158,950
Shimano, Inc.	1,000	140,700
Shiseido Co. Ltd.	2,900	139,784

December 31, 2017	Shares	Value
Japan (continued)
Sugi Holdings Co. Ltd.	2,200	$112,197
Tokyo Electron Ltd.	800	143,302

		2,464,600
Luxembourg – 1.1%
Eurofins Scientific SE	191	116,296

		116,296
Netherlands – 5.5%
Altice N.V., Class A(1)	12,598	131,788
ASML Holding N.V.	1,332	231,086
RELX N.V.	9,599	220,670

		583,544
Republic of Korea – 1.3%
Samsung Electronics Co. Ltd., GDR	113	135,374

		135,374
Singapore – 1.6%
DBS Group Holdings Ltd.	9,200	170,345

		170,345
South Africa – 1.6%
Naspers Ltd., Class N	620	172,750

		172,750
Spain – 2.9%
Grifols S.A., ADR	6,664	152,739
Industria de Diseno Textil S.A.	4,502	156,587

		309,326
Sweden – 1.9%
Atlas Copco AB, Class A	4,680	201,566

		201,566
Switzerland – 7.4%
Cie Financiere Richemont S.A. (Reg S)	2,030	183,802
LafargeHolcim Ltd. (Reg S)(1)	2,160	121,698
Roche Holding AG	1,380	349,062
UBS Group AG (Reg S)(1)	7,413	136,208

		790,770
Taiwan – 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,331	132,074

		132,074
United Kingdom – 20.0%
British American Tobacco PLC	4,915	331,716
Burberry Group PLC	6,436	155,596
Intertek Group PLC	2,616	183,247
Meggitt PLC	18,131	117,399
Persimmon PLC	3,145	116,141
Prudential PLC	9,828	252,679
Reckitt Benckiser Group PLC	2,385	222,781
Unilever PLC	7,673	425,081
Vodafone Group PLC	54,828	173,205
WPP PLC	8,059	146,050

		2,123,895
Total Common Stocks (Cost $8,443,628)		10,526,147

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS – GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2017	Principal Amount	Value
Short–Term Investment – 1.2%
Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $129,003, due 1/2/2018(3)	$129,000	$129,000
Total Repurchase Agreements (Cost $129,000)		129,000
Total Investments – 100.2% (Cost $8,572,628)		10,655,147
Liabilities in excess of other assets – (0.2)%		(19,547)
Total Net Assets – 100.0%		$10,635,600
(1)	Non–income–producing security.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2017, the aggregate market value of these securities amounted to $290,591, representing 2.7% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$135,000	$135,741

Legend:

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Belgium	$—	$250,971	*	$—	$250,971
Cayman Islands	138,887	—		—	138,887
Denmark	—	278,615	*	—	278,615
Finland	—	148,595	*	—	148,595
France	—	339,888	*	—	339,888
Germany	—	1,561,947	*	—	1,561,947
Hong Kong	—	315,548	*	—	315,548
India	136,746	—		—	136,746
Ireland	154,410	—		—	154,410
Japan	—	2,464,600	*	—	2,464,600
Luxembourg	—	116,296	*	—	116,296
Netherlands	—	583,544	*	—	583,544
Republic of Korea	135,374	—		—	135,374
Singapore	—	170,345	*	—	170,345
South Africa	—	172,750	*	—	172,750
Spain	152,739	156,587	*	—	309,326
Sweden	—	201,566	*	—	201,566
Switzerland	—	790,770	*	—	790,770
Taiwan	132,074	—		—	132,074
United Kingdom	—	2,123,895	*	—	2,123,895
Repurchase Agreements	—	129,000		—	129,000
Total	$850,230	$9,804,917		$—	$10,655,147

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$10,655,147
Cash	250
Foreign currency, at value	2
Foreign tax reclaims receivable	13,233
Dividends/interest receivable	9,403
Reimbursement receivable from adviser	2,608
Prepaid expenses	8,309

Total Assets	10,688,952

Liabilities
Accrued audit fees	21,250
Accrued custodian and accounting fees	10,243
Investment advisory fees payable	7,161
Distribution fees payable	2,238
Accrued trustees’ and officers’ fees	2,031
Payable for fund shares redeemed	462
Accrued expenses and other liabilities	9,967

Total Liabilities	53,352

Total Net Assets	$10,635,600

Net Assets Consist of:
Paid-in capital	$7,384,039
Accumulated net investment income/(loss)	106,483
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,061,868
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,083,210

Total Net Assets	$10,635,600

Investments, at Cost	$8,572,628

Foreign Currency, at Cost	$2

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	843,620
Net Asset Value Per Share	$12.61

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$298,900
Interest	229
Withholding taxes on foreign dividends	(23,490)

Total Investment Income	275,639

Expenses
Investment advisory fees	109,650
Trustees’ and officers’ fees	59,479
Custodian and accounting fees	49,220
Professional fees	43,305
Distribution fees	34,266
Shareholder reports	14,735
Insurance expense	13,814
Transfer agent fees	7,778
Administrative fees	2,593
Other expenses	6,966

Total Expenses	341,806

Less: Fees waived	(174,590)

Total Expenses, Net	167,216

Net Investment Income/(Loss)	108,423

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,053,302
Net realized gain/(loss) from foreign currency transactions	1,245
Net change in unrealized appreciation/(depreciation) on investments	2,471,421
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	1,249

Net Gain on Investments and Foreign Currency Transactions	3,527,217

Net Increase in Net Assets Resulting From Operations	$3,635,640

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$108,423	$(1,940)
Net realized gain/(loss) from investments and foreign currency transactions	1,054,547	7,321
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,472,670	(389,460)

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,635,640	(384,079)

Capital Share Transactions
Proceeds from sales of shares	1,681,780	11,364,408
Cost of shares redeemed	(5,662,149)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(3,980,369)	11,364,408

Net Increase/(Decrease) in Net Assets	(344,729)	10,980,329

Net Assets
Beginning of period	10,980,329	—

End of period	$10,635,600	$10,980,329

Accumulated Net Investment Income/(Loss) Included in Net Assets	$106,483	$(1,940)

Other Information:
Shares
Sold	163,193	1,141,661
Redeemed	(461,234)	—

Net Increase/(Decrease)	(298,041)	1,141,661

[1]	Commenced operations on September 1, 2016.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)[2]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[4]
Year Ended 12/31/17	$9.62	$0.09	$2.90	$2.99	$12.61	31.08%
Period Ended 12/31/16[1]	10.00	(0.00)[3]	(0.38)	(0.38)	9.62	(3.80)%[6]

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[5]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income/(Loss) to Average Net Assets[5]		Gross Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate
$10,636	1.22%		2.49%		0.79%		(0.48)%		32%
10,980	1.22%	[6]	3.20%	[6]	(0.06)%	[6]	(2.04)%	[6]	8%	[6]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Rounds to $(0.00) per share.

[4]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[5]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

[6]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.22% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $174,590.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$258,873	$174,590	$84,283

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $34,266 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,205,105 and $7,846,959, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The

Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

for Guardian Diversified Research VIP Fund, Guardian Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group – Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8171

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian International Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL VALUE VIP FUND

FUND COMMENTARY OF LAZARD ASSET

MANAGEMENT LLC, SUB-ADVISER

Highlights

•	Guardian International Value VIP Fund (the “Fund”) returned 22.53%, underperforming its benchmark, the MSCI® EAFE® Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s outperformance relative to the Index benefited from stock selection in the consumer discretionary and real estate sectors, and an overweight in the industrials sector relative to the Index. Stock selection in the health care and materials sectors and a cash position in the Fund’s portfolio detracted from relative performance.

•	The Index returned 25.03% for the period.

Market Overview

The strength of the global economy during the period exceeded expectations, with positive growth occurring in all major regions. Outside the U.S., earnings growth drove stock returns higher in 2017. Sector leadership was dominated by cyclicals, and more specifically by information technology. More defensive, and higher quality sectors, such as consumer staples, health care, and telecommunications, lagged in this market.

As with sectors, regions with higher exposure to the global economy outperformed, driven by rising global growth prospects, a weaker U.S. dollar, and the improvement of industrial commodities prices. These factors particularly benefited emerging markets. Emerging markets technology companies were favored by investors seeking companies with higher revenue and earnings growth — as well as higher valuations. Among developed markets, Japan generated significant returns in the fourth quarter, nearly matching the Index for the period after lagging in the first three quarters. Continental European equities outperformed the Index in U.S. dollar terms in 2017, boosted by stronger currencies. United Kingdom equities generated solid absolute returns during the period, but modestly lagged the broader EAFE market amidst a challenging political backdrop and Brexit (the vote by the United Kingdom to leave the European Union) negotiations, which pushed valuation multiples lower.

Market sentiment has continued to rise above already high levels, and markets are near or past their historic highs — despite continued valuation, geopolitical, and credit risks. Our general impression is that the markets appear complacent and are extrapolating the current improved economic climate into the future. This further exacerbates the disconnect between high growth expectations and interest rates, which are near historic lows.

Overall, we believe optimistic expectations are already reflected in low-quality stock prices, and we expect investors in 2018 will become more selective by focusing on companies that have the potential to generate strong earnings at attractive valuations.

Portfolio Review

Most of the Fund’s underperformance relative to the Index occurred in January 2017, which was a continuation of the second half of the 2016 low-quality rally. During this period, investors bid up lower-quality equities as the global economy strengthened, central banks remained mostly accommodative, and the Trump administration’s campaign promises on taxes, reform, and infrastructure drove up investor expectations for improving global growth. While the difference in performance during this period between low quality and high-quality stocks (as defined by return on equity) was not unusual, the quickness in the dispersion of relative returns was significant in historical terms. Since the dominance of low-quality equities ended in the middle of the first quarter, investors have increasingly focused on fundamentals, making stock selection once again the driver of attribution.

Strong stock selection has been a differentiator, as the tailwinds that supported markets — stimulative central bank policy, increasing global economic growth, few signs of inflation, and hopes of a U.S.-led fiscal package — have been reflected in elevated valuations of lower-quality cyclicals. This environment was favorable for skilled stock selection, as the stock-specific factors that dominated the market from the second half of 2016 through the beginning of 2017 faded.

1	The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index without any deduction of withholding taxes. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL VALUE VIP FUND

Stock selection in the health care and materials sectors detracted from performance during the period. The Fund’s cash position also continued to be a significant drag on relative performance during the period. As equity markets continued to rise during the period and valuations remained elevated in historical terms, we trimmed or sold some investments that reached our target valuations faster than we were able to replace them. The Fund’s cash exposure is a by-product of our process and is not a managed allocation. Our intention, under normal market conditions, is to remain substantially fully invested. In contrast, stock selection in the consumer discretionary, real estate and telecommunications sectors contributed to relative performance.

Outlook

As we enter 2018, it appears that global markets are at or near all-time highs, geopolitical concerns are mounting, and central banks are withdrawing unprecedented monetary stimulus that supported the economy since the global financial crisis a decade ago.

Elevated market levels reflect the consensus view, which currently believes that global growth can continue without causing serious inflationary pressures and thus higher interest rates. In our view, however, this may be unsustainable, and the withdrawal of stimulus leads us to believe that we are at or near an inflection point for interest rates. We also note that rising markets have also stretched valuations, especially in the U.S., and that several risks could cause market volatility to increase in 2018.

In the coming year, we will continue to seek high-quality companies that we believe have defensible business models, consistent cash flows, and attractive valuations. Many of these opportunities, in our view, can be found in the international equity markets. The pace of fundamental improvement has accelerated outside the U.S. over the past few quarters, a function of the increase in global economic growth, more opportunity for margin improvement, and cheaper currencies. We believe the Fund is well positioned for this market environment.

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Investing in large-capitalization companies involves risks such as having low growth rates, and slow responsiveness to competitive challenges or opportunities than in the case of smaller companies. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. Value stocks may not realize their perceived value and during certain periods the Fund may underperform other equity funds that employ a different style. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN INTERNATIONAL VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $11,133,223

Geographic Region Allocation[1] As of December 31, 2017

Sector Allocation[2] As of December 31, 2017

3

GUARDIAN INTERNATIONAL VALUE VIP FUND

Top Ten Holdings[1] As of December 31, 2017

Holding	Country	% of Total Net Assets
Prudential PLC	United Kingdom	3.50%
Royal Dutch Shell PLC, Class A	United Kingdom	3.13%
Novartis AG (Reg S)	Switzerland	3.11%
British American Tobacco PLC	United Kingdom	2.80%
Don Quijote Holdings Co. Ltd.	Japan	2.72%
Daiwa House Industry Co. Ltd.	Japan	2.59%
SAP SE	Germany	2.59%
Vinci S.A.	France	2.53%
BHP Billiton PLC	United Kingdom	2.47%
Shire PLC	United Kingdom	2.29%
Total		27.73%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Value VIP Fund	9/1/2016	22.53%	—	—	13.21%
MSCI® EAFE® Index		25.03%	—	—	18.24%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Value VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

4

GUARDIAN INTERNATIONAL VALUE VIP FUND

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,093.60	$5.86	1.11%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2017	Shares	Value
Common Stocks – 98.1%
Australia – 0.7%
Caltex Australia Ltd.	2,949	$78,215

		78,215
Belgium – 2.5%
Anheuser-Busch InBev S.A.	1,689	188,396
KBC Group N.V.	1,035	88,181

		276,577
Brazil – 0.9%
Cielo S.A.	14,100	99,563

		99,563
Canada – 4.5%
Canadian National Railway Co.	1,347	111,071
National Bank of Canada	3,449	172,093
Suncor Energy, Inc.	5,810	213,311

		496,475
Denmark – 2.5%
AP Moller – Maersk A/S, Class B	81	141,154
Carlsberg A/S, Class B	1,195	143,133

		284,287
Finland – 1.5%
Sampo OYJ, Class A	2,979	163,653

		163,653
France – 10.5%
Air Liquide S.A.	1,593	200,353
Capgemini SE	2,133	252,424
Cie Generale des Etablissements Michelin	1,406	201,401
Safran S.A.	1,220	125,452
Valeo S.A.	1,511	112,603
Vinci S.A.	2,763	281,901

		1,174,134
Germany – 4.2%
Deutsche Post AG (Reg S)	3,850	182,894
SAP SE	2,570	288,174

		471,068
Ireland – 3.3%
Medtronic PLC	2,779	224,404
Ryanair Holdings PLC, ADR(1)	1,394	145,241

		369,645
Italy – 0.7%
UniCredit S.p.A.(1)	4,162	77,535

		77,535
Japan – 18.4%
Bridgestone Corp.	2,400	111,614
Daiwa House Industry Co. Ltd.	7,512	288,589
Don Quijote Holdings Co. Ltd.	5,800	303,208
Hoshizaki Corp.	700	61,802
Isuzu Motors Ltd.	12,000	200,675
Kao Corp.	1,730	117,013
KDDI Corp.	5,000	124,487

December 31, 2017	Shares	Value
Japan (continued)
Makita Corp.	4,600	$192,593
Shin-Etsu Chemical Co. Ltd.	1,300	131,852
Sony Corp.	3,800	170,692
Sumitomo Mitsui Financial Group, Inc.	4,400	190,036
United Arrows Ltd.	2,100	85,283
Yamaha Corp.	2,100	77,025

		2,054,869
Luxembourg – 0.6%
Tenaris S.A.	4,604	72,675

		72,675
Netherlands – 3.7%
ABN AMRO Group N.V.(2)	2,629	84,596
Koninklijke KPN N.V.	25,879	90,285
Wolters Kluwer N.V.	4,612	240,164

		415,045
Norway – 2.9%
Statoil ASA	6,490	138,835
Telenor ASA	8,368	179,248

		318,083
Singapore – 2.4%
DBS Group Holdings Ltd.	10,200	188,861
NetLink NBN Trust(1)	127,600	79,655

		268,516
Spain – 1.7%
Bankia S.A.	5,110	24,390
Red Electrica Corp. S.A.	7,219	161,873

		186,263
Sweden – 3.4%
Assa Abloy AB, Class B	9,707	201,424
Nordea Bank AB	14,796	179,069

		380,493
Switzerland – 4.4%
Julius Baer Group Ltd.(1)	2,278	139,270
Novartis AG (Reg S)	4,096	346,283

		485,553
Taiwan – 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,120	163,358

		163,358
Turkey – 1.1%
Turkcell Iletisim Hizmetleri A.S.	29,481	120,391

		120,391
United Kingdom – 26.7%
Aon PLC	1,724	231,016
BHP Billiton PLC	13,420	274,690
British American Tobacco PLC	4,617	311,604
BT Group PLC	22,423	82,100
Diageo PLC	5,116	187,237
Ferguson PLC	3,419	244,639

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2017	Shares	Value
United Kingdom (continued)
Howden Joinery Group PLC	13,701	$86,293
Informa PLC	11,951	116,257
Prudential PLC	15,173	390,100
RELX PLC	9,716	227,624
Royal Dutch Shell PLC, Class A	10,417	348,728
Shire PLC	4,904	254,362
Unilever PLC	3,855	213,565

		2,968,215
Total Common Stocks (Cost $9,039,400)		10,924,613

December 31, 2017	Principal Amount	Value
Short–Term Investment – 2.1%
Repurchase Agreements – 2.1%

Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $226,005, due 1/2/2018(3)	$226,000	$226,000
Total Repurchase Agreements (Cost $226,000)		226,000
Total Investments – 100.2% (Cost $9,265,400)		11,150,613
Liabilities in excess of other assets – (0.2)%		(17,390)
Total Net Assets – 100.0%		$11,133,223

(1)	Non–income–producing security.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2017, the aggregate market value of these securities amounted to $84,596, representing 0.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$230,000	$231,263

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$78,215	*	$—	$78,215
Belgium	—	276,577	*	—	276,577
Brazil		99,563	*	—	99,563
Canada	496,475	—		—	496,475
Denmark	—	284,287	*	—	284,287
Finland	—	163,653	*	—	163,653
France	—	1,174,134	*	—	1,174,134
Germany	—	471,068	*	—	471,068
Ireland	369,645	—		—	369,645
Italy	—	77,535	*	—	77,535
Japan	—	2,054,869	*	—	2,054,869
Luxembourg	—	72,675	*	—	72,675
Netherlands	—	415,045	*	—	415,045
Norway	—	318,083	*	—	318,083
Singapore	—	268,516	*	—	268,516
Spain	—	186,263	*	—	186,263
Sweden	—	380,493	*	—	380,493
Switzerland	—	485,553	*	—	485,553
Taiwan	163,358	—		—	163,358
Turkey	—	120,391	*	—	120,391
United Kingdom	231,016	2,737,199	*	—	2,968,215
Repurchase Agreements	—	226,000		—	226,000
Total	$1,260,494	$9,890,119		$—	$11,150,613

*	Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$11,150,613
Cash	844
Foreign currency, at value	387
Reimbursement receivable from adviser	12,214
Dividends/interest receivable	10,003
Foreign tax reclaims receivable	8,964
Prepaid expenses	11,648

Total Assets	11,194,673

Liabilities
Accrued audit fees	21,250
Accrued custodian and accounting fees	11,054
Investment advisory fees payable	7,913
Payable for investments purchased	3,590
Accrued trustees’ and officers’ fees	2,843
Distribution fees payable	2,473
Payable for fund shares redeemed	1,495
Accrued expenses and other liabilities	10,832

Total Liabilities	61,450

Total Net Assets	$11,133,223

Net Assets Consist of:
Paid-in capital	$7,706,888
Accumulated net investment income/(loss)	278,915
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,261,865
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,885,555

Total Net Assets	$11,133,223

Investments, at Cost	$9,265,400

Foreign Currency, at Cost	$387

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	943,285
Net Asset Value Per Share	$11.80

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Dividends	$522,585
Interest	708
Withholding taxes on foreign dividends	(52,029)

Total Investment Income	471,264

Expenses
Investment advisory fees	150,096
Trustees’ and officers’ fees	76,973
Custodian and accounting fees	68,124
Professional fees	52,160
Distribution fees	46,905
Shareholder reports	15,560
Insurance expense	15,254
Transfer agent fees	8,521
Administrative fees	3,138
Other expenses	12,292

Total Expenses	449,023

Less: Fees waived	(240,766)

Total Expenses, Net	208,257

Net Investment Income/(Loss)	263,007

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions
Net realized gain/(loss) from investments	1,330,134
Net realized gain/(loss) from foreign currency transactions	(3,905)
Net change in unrealized appreciation/(depreciation) on investments	2,212,405
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	747

Net Gain on Investments and Foreign Currency Transactions	3,539,381

Net Increase in Net Assets Resulting From Operations	$3,802,388

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$263,007	$15,908
Net realized gain/(loss) from investments and foreign currency transactions	1,326,229	(64,364)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	2,213,152	(327,597)

Net Increase/(Decrease) in Net Assets Resulting from Operations	3,802,388	(376,053)

Capital Share Transactions
Proceeds from sales of shares	5,500,620	14,475,794
Cost of shares redeemed	(12,269,526)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(6,768,906)	14,475,794

Net Increase/(Decrease) in Net Assets	(2,966,518)	14,099,741

Net Assets
Beginning of period	14,099,741	—

End of period	$11,133,223	$14,099,741

Accumulated Net Investment Income Included in Net Assets	$278,915	$15,908

Other Information:
Shares
Sold	552,275	1,463,940
Redeemed	(1,072,930)	—

Net Increase/(Decrease)	(520,655)	1,463,940

[1]	Commenced operations on September 1, 2016.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$9.63	$0.15	$2.02	$2.17	$11.80	22.53%
Period Ended 12/31/16[1]	10.00	0.01	(0.38)	(0.37)	9.63	(3.70)%[5]

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
$11,133	1.11%		2.39%		1.40%		0.12%		61%
14,100	1.11%	[5]	3.11%	[5]	0.42%	[5]	(1.58)%	[5]	8%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian International Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.11% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $240,766.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$330,599	$240,766	$89,833

Park Avenue has entered into a Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”). Lazard is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $46,905 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $10,723,573 and $16,551,424, respectively, for the year ended December 31, 2017. During the year ended December 31, 2017, there were no purchases or sales of U.S. government securities.

b. Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL VALUE VIP FUND

repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal

Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Value VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees also considered that the Manager did not expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8172

Guardian Variable

Products Trust

2017

Annual Report

All Data as of December 31, 2017

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2017. The views expressed in the Fund Commentary are those of the Fund’s portfolio manager(s) as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC or a sub-adviser. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned 3.60%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index[1] (the “Index”), for the 12-month period ended December 31, 2017. The Fund’s outperformance relative to the Index was primarily due to security selection within investment grade corporate bonds, and a modest allocation to high yield corporate bonds.

•	The Index returned 3.54% for the period.

Market Overview

The U.S. Federal Reserve (“Fed”) raised the federal funds rate by 0.25% three times during the period, ultimately reaching a target range of 1.25%-1.50%. Inflation rose at a moderate pace during the period. The Consumer Price Index (CPI) gained 2.2% over the 12-month period ended November 30, 2017. Meanwhile, the employment picture continued to improve with the unemployment rate falling to 4.1% by year-end, compared to 4.7% a year earlier and a high of 10.0% in October 2009. The U.S. Treasury yield curve flattened during the period, with the yield on two-year Treasury notes increasing by 0.69%. Yields on longer-dated Treasury bonds were lower over the period, with the yield on 10-year Treasury bonds slightly lower and the yield on 30-year Treasury bonds falling 0.32%.

The overall global economic picture and accommodative Fed policy have created a positive environment for corporate credit. Although there was some volatility in spreads during the period, corporate credit spreads tightened across the ratings spectrum during the period, which generated strong returns, particularly within lower-rated corporate debt. This was beneficial for both high yield and investment grade corporate bonds.

Portfolio Review

The Fund’s positioning within investment grade corporate bonds was the largest contributor to relative performance. Specifically, the Fund’s security selection in ‘BBB’ rated bonds contributed to performance.2 Additionally, a modest allocation to high yield corporate bonds contributed to performance, as improving credit fundamentals and a continuation of low defaults have created a positive environment for high yield bonds.

The Fund’s security selection within mortgage-backed securities detracted from performance during the period. Specifically, an allocation to the higher end of the coupon range was a detractor, as higher coupons underperformed.

Outlook

We remain generally optimistic that the U.S. economy should continue to grow at a moderate pace, aided by the implementation of tax cuts, expected increased infrastructure spending, and deregulation. However, given current valuations and the potential for eventual increased volatility, we believe it is prudent to maintain a higher credit-quality bias, in order to be opportunistic. We continue to closely monitor risks to the strategy, including a significant change in inflation expectations, the potential for policy shock stemming from interest rate increases, uncertainty related to the U.S. presidential administration’s agenda, geopolitical conflict, and the impact of current oil prices on OPEC nations.

1	The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. The Index is an unmanaged index that is not available for direct investment. There are not expenses associated with the Index, while there are expenses associated with the Fund.
2	Standard & Poor’s letter rating methodology. An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet is financial commitment on the obligation.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Funds in the Guardian Variable Products Trust are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses or to obtain a printed copy, call 1-888-GUARDIAN (1-888-482-7342).

As with all mutual funds, the value of an investment in the Fund could decline, and you could lose money. Diversification does not guarantee profit or protect against loss, and there can be no assurance that the Fund will achieve its investment objective. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. In a lower interest rate environment, the risk that bond prices may fall when interest rates rise is potentially greater. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. These risks are even greater when investing in emerging markets. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $ 23,095,809

Bond Sector Allocation[1] As of December 31, 2017

Bond Quality Allocation[2] As of December 31, 2017

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2017

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.875%	9/30/2022	13.52%
U.S. Treasury Notes	1.625%	12/31/2019	9.23%
Federal National Mortgage Association	3.500%	1/1/2048	5.34%
U.S. Treasury Bonds	3.000%	5/15/2047	3.46%
Japan Bank for International Cooperation	2.125%	11/16/2020	3.26%
Federal National Mortgage Association	4.500%	1/1/2048	2.30%
Federal National Mortgage Association	4.000%	9/1/2047	2.19%
U.S. Treasury Notes	2.250%	11/15/2027	2.02%
U.S. Treasury Inflation Indexed Notes	0.125%	4/15/2022	2.01%
Government National Mortgage Association	3.000%	1/1/2048	1.53%
Total			44.86%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2017

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	3.60%	—	—	0.60%
Bloomberg Barclays U.S. Aggregate Bond Index		3.54%	—	—	0.32%

Results of a Hypothetical $10,000 Investment As of December 31, 2017

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg Barclays U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including, as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period* 7/1/17-12/31/17	Expense Ratio During Period 7/1/17-12/31/17
Based on Actual Return	$1,000.00	$1,013.10	$4.11	0.81%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Agency Mortgage–Backed Securities – 16.2%
Federal Home Loan Mortgage Corp. 4.00% due 8/1/2047	$220,924	$231,049
Federal National Mortgage Association 3.50% due 1/1/2048(1)	1,200,000	1,232,063
4.00% due 7/1/2047	286,082	299,420
4.00% due 9/1/2047	482,312	504,850
4.50% due 9/1/2047	242,235	258,016
4.50% due 1/1/2048(1)	500,000	531,953
Government National Mortgage Association 3.00% due 1/1/2048(1)	350,000	353,172
2017-168 AS 2.70% due 8/16/2058	97,898	96,776
2017-41 AS 2.60% due 6/16/2057	85,158	83,521
2017-69 AS 2.75% due 2/16/2058	45,608	44,820
2017-71 AS 2.70% due 4/16/2057	29,758	29,148
2017-89 AB 2.60% due 7/16/2058	28,806	28,338
2017-90 AS 2.70% due 7/16/2057	40,472	39,843

Total Agency Mortgage–Backed Securities (Cost $3,742,201)		3,732,969
Asset–Backed Securities – 19.0%
Ally Auto Receivables Trust 2014-A A 0.63% due 4/15/2019(2)	15,009	15,009
American Credit Acceptance Receivables Trust 2016-2 C 6.09% due 5/12/2022(2)	11,000	11,493
AmeriCredit Automobile Receivables Trust 2013-5 D 2.86% due 12/9/2019	44,000	44,174
2014-1 C 2.15% due 3/9/2020	29,953	29,969
2015-3 B 2.08% due 9/8/2020	31,000	31,014
2016-4 A2A 1.34% due 4/8/2020	8,435	8,423
2017-1 A2A 1.51% due 5/18/2020	15,814	15,789
2017-2 C 2.97% due 3/20/2023	44,000	44,231
2017-3 B 2.24% due 6/19/2023	18,000	17,846
2017-4 C 2.60% due 9/18/2023	56,000	55,821
2017-4 D 3.08% due 12/18/2023	83,000	82,678
Ares XXXIII CLO Ltd. 2015-1A A1R 2.845% (LIBOR 3 Month + 1.35%) due 12/5/2025(2)(3)	250,000	251,849

December 31, 2017	Principal Amount	Value
Asset–Backed Securities (continued)
Ascentium Equipment Receivables Trust 2016-2A A2 1.46% due 4/10/2019(2)	$6,443	$6,433
2016-2A A3 1.65% due 5/10/2022(2)	14,000	13,889
2016-2A B 2.50% due 9/12/2022(2)	9,000	8,958
2017-1A A2 1.87% due 7/10/2019(2)	41,000	40,941
2017-1A A3 2.29% due 6/10/2021(2)	12,000	11,963
Atrium XIII 13A A1 2.621% (LIBOR 3 Month + 1.18%) due 11/21/2030(2)(3)	250,000	251,450
California Republic Auto Receivables Trust 2015-1 A4 1.82% due 9/15/2020	39,299	39,252
2015-2 B 2.53% due 6/15/2021	87,000	86,961
2015-3 A4 2.13% due 5/17/2021	34,000	34,014
2015-4 A3 2.04% due 1/15/2020(2)	41,841	41,861
2015-4 A4 2.58% due 6/15/2021(2)	97,000	97,411
2016-2 B 2.52% due 5/16/2022	21,000	20,801
Capital Auto Receivables Asset Trust 2017-1 B 2.43% due 5/20/2022(2)	28,000	27,797
2017-1 C 2.70% due 9/20/2022(2)	40,000	39,939
2017-1 D 3.15% due 2/20/2025(2)	26,000	25,913
Capital One Multi-Asset Execution Trust 2017-A5 A5 2.057% (LIBOR 1 Month + 0.58%) due 7/15/2027(3)	31,000	31,242
2017-A6 A6 2.29% due 7/15/2025	76,000	75,473
CarMax Auto Owner Trust 2015-2 A4 1.80% due 3/15/2021	40,000	39,847
2016-4 A2 1.21% due 11/15/2019	8,074	8,057
Chrysler Capital Auto Receivables Trust 2014-BA A4 1.76% due 12/16/2019(2)	5,511	5,510
2014-BA D 3.44% due 8/16/2021(2)	17,000	17,115
2016-AA C 3.25% due 6/15/2022(2)	6,000	6,057
Citibank Credit Card Issuance Trust 2017-A5 A5 2.155% (LIBOR 1 Month + 0.62%) due 4/22/2026(3)	60,000	60,687

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Asset–Backed Securities (continued)
CNH Equipment Trust 2015-A A4 1.85% due 4/15/2021	$65,000	$64,888
2016-A A2B 1.997% (LIBOR 1 Month + 0.52%) due 7/15/2019(3)	2,466	2,467
Conn Funding II LP 2017-B A 2.73% due 7/15/2020(2)	100,000	99,968
CPS Auto Trust 2017-D A 1.87% due 3/15/2021(2)	92,316	92,167
Dell Equipment Finance Trust 2017-1 A1 1.35% due 5/22/2018(2)	28,090	28,075
DLL Securitization Trust 2017-A A4 2.43% due 11/17/2025(2)	100,000	99,699
Drive Auto Receivables Trust
2015-BA C 2.76% due 7/15/2021(2)	45,959	46,109
2016-BA D 4.53% due 8/15/2023(2)	41,000	42,151
2016-CA B 2.37% due 11/16/2020(2)	14,000	14,019
2016-CA C 3.02% due 11/15/2021(2)	37,000	37,279
2016-CA D 4.18% due 3/15/2024(2)	14,000	14,378
2017-2 A2A 1.63% due 8/15/2019	41,737	41,722
2017-2 A3 1.82% due 6/15/2020	62,000	61,952
2017-3 C 2.80% due 7/15/2022	62,000	62,031
2017-AA B 2.51% due 1/15/2021(2)	32,000	32,089
2017-AA D 4.16% due 5/15/2024(2)	26,000	26,655
First Investors Auto Owner Trust 2016-2A A1 1.53% due 11/16/2020(2)	9,673	9,655
2017-1A A1 1.69% due 4/15/2021(2)	27,550	27,484
2017-2A A1 1.86% due 10/15/2021(2)	93,873	93,754
2017-3A A2 2.41% due 12/15/2022(2)	24,000	23,899
2017-3A B 2.72% due 4/17/2023(2)	10,000	9,952
Flagship Credit Auto Trust 2017-2 A 1.85% due 7/15/2021(2)	33,072	32,991
2017-3 A 1.88% due 10/15/2021(2)	34,122	34,031
2017-3 B 2.59% due 7/15/2022(2)	20,000	19,918

December 31, 2017	Principal Amount	Value
Asset–Backed Securities (continued)
Ford Credit Auto Owner Trust 2014-C A3 1.06% due 5/15/2019	$12,192	$12,186
2016-C A2A 1.04% due 9/15/2019	16,865	16,822
Ford Credit Floorplan Master Owner Trust A 2015-1 A1 1.42% due 1/15/2020	25,000	24,996
Foursight Capital Automobile Receivables Trust 2016-1 A2 2.87% due 10/15/2021(2)	56,841	56,879
GM Financial Consumer Automobile 2017-1A B 2.30% due 6/16/2023(2)	9,000	8,933
Honda Auto Receivables Owner Trust 2014-4 A3 0.99% due 9/17/2018	272	272
2015-1 A3 1.05% due 10/15/2018	6,866	6,863
2016-4 A2 1.04% due 4/18/2019	15,355	15,326
Laurel Road Prime Student Loan Trust 2017-B A1FX 1.63% due 8/25/2042(2)	66,281	66,192
LCM XXII Ltd. 22A A1 2.843% (LIBOR 3 Month + 1.48%) due 10/20/2028(2)(3)	250,000	252,539
Mercedes-Benz Auto Receivables Trust 2015-1 A3 1.34% due 12/16/2019	67,745	67,592
2016-1 A2A 1.11% due 3/15/2019	12,368	12,359
OSCAR U.S. Funding Trust V 2016-2A A2A 2.31% due 11/15/2019(2)	25,302	25,300
Pennsylvania Higher Education Assistance Agency 2006-1 B 1.637% (LIBOR 3 Month + 0.27%) due 4/25/2038(3)	51,672	49,939
Santander Drive Auto Receivables Trust 2014-2 C 2.33% due 11/15/2019	27,050	27,079
2014-4 C 2.60% due 11/16/2020	20,495	20,539
2015-4 C 2.97% due 3/15/2021	29,000	29,200
2016-3 A2 1.34% due 11/15/2019	26,761	26,751
2016-3 B 1.89% due 6/15/2021	12,000	11,974
2017-2 D 3.49% due 7/17/2023	54,000	54,540
2017-3 C 2.76% due 12/15/2022	12,000	12,007

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Asset–Backed Securities (continued)
SoFi Professional Loan Program LLC 2017-E A2B 2.72% due 11/26/2040(2)	$100,000	$99,509
SunTrust Auto Receivables Trust 2015-1A A3 1.42% due 9/16/2019(2)	12,777	12,772
Synchrony Credit Card Master Note Trust 2017-2 A 2.62% due 10/15/2025	100,000	99,970
TCF Auto Receivables Owner Trust 2014-1A A4 1.56% due 1/15/2020(2)	20,081	20,067
2016-1A A2 1.39% due 11/15/2019(2)	8,467	8,461
2016-1A B 2.32% due 6/15/2022(2)	69,000	67,909
2016-PT1A B 2.92% due 10/17/2022(2)	23,000	22,780
Volvo Financial Equipment LLC 2015-1A A4 1.91% due 1/15/2020(2)	50,000	49,956
Westlake Automobile Receivables Trust 2016-2A A2 1.57% due 6/17/2019(2)	8,436	8,433
2016-3A B 2.07% due 12/15/2021(2)	10,000	9,969
World Financial Network Credit Card Master Trust 2013-A A 1.61% due 12/15/2021	229,000	228,953
2015-A A 1.957% (LIBOR 1 Month + 0.48%) due 2/15/2022(3)	125,000	125,100
2017-B A 1.98% due 6/15/2023	80,000	79,686
2017-C A 2.31% due 8/15/2024	91,000	90,609
2017-C M 2.66% due 8/15/2024	40,000	39,865

Total Asset–Backed Securities (Cost $4,379,187)		4,379,527
Corporate Bonds & Notes – 27.2%
Aerospace & Defense – 0.1%
Embraer S.A. 5.15% due 6/15/2022	15,000	16,013

		16,013
Auto Manufacturers – 0.9%
Ford Motor Co. 7.45% due 7/16/2031	65,000	84,969
General Motors Co. 6.60% due 4/1/2036	69,000	84,069
Tesla, Inc. 5.30% due 8/15/2025(2)	49,000	46,795

		215,833

December 31, 2017	Principal Amount	Value
Auto Parts & Equipment – 0.3%
American Axle & Manufacturing, Inc. 6.25% due 4/1/2025(2)	$66,000	$69,465

		69,465
Beverages – 0.3%
Anheuser-Busch InBev Finance, Inc. 4.70% due 2/1/2036	50,000	55,907

		55,907
Building Materials – 0.2%
Standard Industries, Inc. 6.00% due 10/15/2025(2)	52,000	55,510

		55,510
Chemicals – 0.4%
Blue Cube Spinco, Inc. 10.00% due 10/15/2025	22,000	26,400
GCP Applied Technologies, Inc. 9.50% due 2/1/2023(2)	10,000	11,100
Rain CII Carbon LLC / CII Carbon Corp. 7.25% due 4/1/2025(2)	39,000	42,461
The Chemours Co. 7.00% due 5/15/2025	19,000	20,615

		100,576
Coal – 0.3%
Peabody Energy Corp. 6.00% due 3/31/2022(2)	10,000	10,375
6.375% due 3/31/2025(2)	53,000	55,120

		65,495
Commercial Banks – 6.5%
Bank of America Corp. 3.593% (LIBOR 3 Month + 1.37%) due 7/21/2028(3)	45,000	45,741
3.824% (LIBOR 3 Month + 1.575%) due 1/20/2028(3)	44,000	45,512
3.95% due 4/21/2025	25,000	25,853
4.00% due 1/22/2025	77,000	80,108
Bank of Montreal 2.50% due 1/11/2022(2)	168,000	167,767
Citigroup, Inc. 3.887% (LIBOR 3 Month + 1.563%) due 1/10/2028(3)	66,000	68,315
4.45% due 9/29/2027	36,000	38,113
HBOS PLC 6.00% due 11/1/2033(2)	35,000	40,850
JPMorgan Chase & Co. 3.782% (LIBOR 3 Month + 1.337%) due 2/1/2028(3)	110,000	113,988
Morgan Stanley 3.625% due 1/20/2027	31,000	31,727
4.00% due 7/23/2025	65,000	68,058
Popular, Inc. 7.00% due 7/1/2019	25,000	26,000
Santander U.K. PLC 7.95% due 10/26/2029	87,000	112,960
The Goldman Sachs Group, Inc. 2.908% (LIBOR 3 Month + 1.053%) due 6/5/2023(3)	66,000	65,561

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Commercial Banks (continued)
6.25% due 2/1/2041	$55,000	$74,118
6.75% due 10/1/2037	5,000	6,693
The Toronto-Dominion Bank 2.50% due 1/18/2022(2)	202,000	201,495
3.625% (5 Year USD Swap + 2.205%) due 9/15/2031(3)	49,000	48,874
Wachovia Corp. 7.574% due 8/1/2026(3)	106,000	135,419
Wells Fargo & Co. 3.00% due 10/23/2026	62,000	60,770
Westpac Banking Corp. 4.322% (5 Year USD ICE Swap + 2.236%) due 11/23/2031(3)	31,000	31,940

		1,489,862
Commercial Services – 0.5%
Rent-A-Center, Inc. 4.75% due 5/1/2021	35,000	33,075
The Brink’s Co. 4.625% due 10/15/2027(2)	56,000	54,880
United Rentals North America, Inc. 4.875% due 1/15/2028	34,000	34,170

		122,125
Computers – 0.3%
Dell International LLC / EMC Corp. 3.48% due 6/1/2019(2)	17,000	17,213
5.45% due 6/15/2023(2)	16,000	17,290
6.02% due 6/15/2026(2)	25,000	27,565
8.35% due 7/15/2046(2)	12,000	15,463

		77,531
Diversified Financial Services – 1.2%
Affiliated Managers Group, Inc. 4.25% due 2/15/2024	25,000	26,360
Discover Financial Services 4.10% due 2/9/2027	40,000	40,973
International Lease Finance Corp. 5.875% due 4/1/2019	55,000	57,244
Nationstar Mortgage LLC / Nationstar Capital Corp. 7.875% due 10/1/2020	11,000	11,234
Navient Corp. 6.125% due 3/25/2024	15,000	15,187
6.625% due 7/26/2021	28,000	29,540
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.875% due 4/15/2045(2)	23,000	23,454
OM Asset Management PLC 4.80% due 7/27/2026	25,000	25,885
Quicken Loans, Inc. 5.25% due 1/15/2028(2)	41,000	40,475

		270,352
Electric – 0.9%
Appalachian Power Co. 7.00% due 4/1/2038	23,000	32,744
Dominion Energy, Inc. 7.00% due 6/15/2038	30,000	41,432

December 31, 2017	Principal Amount	Value
Electric (continued)
Dynegy, Inc. 7.625% due 11/1/2024	$32,000	$34,320
Exelon Generation Co. LLC 5.60% due 6/15/2042	45,000	49,341
Massachusetts Electric Co. 4.004% due 8/15/2046(2)	20,000	21,237
South Carolina Electric & Gas Co. 6.05% due 1/15/2038	11,000	13,749
6.625% due 2/1/2032	15,000	18,999

		211,822
Entertainment – 0.7%
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Operations LLC 5.375% due 4/15/2027(2)	44,000	46,200
Eldorado Resorts, Inc. 6.00% due 4/1/2025	31,000	32,395
Jacobs Entertainment, Inc. 7.875% due 2/1/2024(2)	30,000	32,100
Mohegan Gaming & Entertainment 7.875% due 10/15/2024(2)	59,000	60,475

		171,170
Food – 0.1%
Arcor SAIC 6.00% due 7/6/2023(2)	13,000	13,796

		13,796
Healthcare-Services – 0.9%
Ascension Health 3.945% due 11/15/2046	18,000	19,033
HCA, Inc. 5.50% due 6/15/2047	26,000	25,935
7.50% due 11/6/2033	10,000	11,200
Kaiser Foundation Hospitals 4.15% due 5/1/2047	24,000	25,933
MPH Acquisition Holdings LLC 7.125% due 6/1/2024(2)	20,000	21,300
NYU Hospitals Center 4.368% due 7/1/2047	6,000	6,465
The New York and Presbyterian Hospital 4.063% due 8/1/2056	35,000	36,763
WellCare Health Plans, Inc. 5.25% due 4/1/2025	56,000	59,080

		205,709
Home Builders – 0.6%
AV Homes, Inc. 6.625% due 5/15/2022	31,000	32,589
Century Communities, Inc. 5.875% due 7/15/2025	24,000	24,120
PulteGroup, Inc. 7.875% due 6/15/2032	36,000	45,180
TRI Pointe Group, Inc. 5.25% due 6/1/2027	19,000	19,488
William Lyon Homes, Inc. 5.875% due 1/31/2025	19,000	19,404

		140,781

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Household Products & Wares – 0.4%
Kimberly-Clark de Mexico S.A.B. de C.V. 3.80% due 4/8/2024(2)	$100,000	$101,565

		101,565
Insurance – 0.7%
American International Group, Inc. 4.70% due 7/10/2035	26,000	28,755
Lincoln National Corp. 6.30% due 10/9/2037	11,000	14,179
Teachers Insurance & Annuity Association of America 4.90% due 9/15/2044(2)	43,000	49,187
Unum Group 5.75% due 8/15/2042	15,000	18,355
Willis North America, Inc. 7.00% due 9/29/2019	50,000	53,623

		164,099
Internet – 0.7%
Amazon.com, Inc. 3.15% due 8/22/2027(2)	55,000	55,083
4.80% due 12/5/2034	38,000	44,602
Expedia, Inc. 3.80% due 2/15/2028	24,000	23,191
Netflix, Inc. 4.375% due 11/15/2026	47,000	45,942

		168,818
Iron & Steel – 0.2%
Cleveland-Cliffs, Inc. 5.75% due 3/1/2025(2)	25,000	23,781
Vale Overseas Ltd. 6.875% due 11/10/2039	11,000	13,489

		37,270
Leisure Time – 0.8%
Carnival PLC 7.875% due 6/1/2027	25,000	32,970
Royal Caribbean Cruises Ltd. 7.50% due 10/15/2027	40,000	51,612
Silversea Cruise Finance Ltd. 7.25% due 2/1/2025(2)	42,000	45,255
Viking Cruises Ltd. 5.875% due 9/15/2027(2)	46,000	46,805

		176,642
Machinery-Construction & Mining – 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25% due 3/15/2024(2)	48,000	51,240

		51,240
Machinery-Diversified – 0.2%
SPX FLOW, Inc. 5.625% due 8/15/2024(2)	47,000	49,468

		49,468

December 31, 2017	Principal Amount	Value
Media – 1.5%
21st Century Fox America, Inc. 7.75% due 12/1/2045	$20,000	$31,728
Block Communications, Inc. 6.875% due 2/15/2025(2)	31,000	32,473
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75% due 2/15/2026(2)	20,000	20,775
Comcast Corp. 3.15% due 3/1/2026	64,000	64,475
3.969% due 11/1/2047	49,000	50,621
Cox Communications, Inc. 8.375% due 3/1/2039(2)	35,000	49,247
DISH DBS Corp. 7.75% due 7/1/2026	34,000	35,743
Time Warner Cable LLC 7.30% due 7/1/2038	26,000	32,590
Time Warner Entertainment Co. LP 8.375% due 7/15/2033	18,000	24,766

		342,418
Metal Fabricate & Hardware – 0.0%
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd. 7.375% due 12/15/2023(2)	9,000	9,663

		9,663
Mining – 0.7%
Aleris International, Inc. 9.50% due 4/1/2021(2)	11,000	11,605
Barrick North America Finance LLC 7.50% due 9/15/2038	13,000	17,951
Freeport-McMoRan, Inc. 3.875% due 3/15/2023	51,000	50,745
Glencore Finance Canada Ltd. 5.55% due 10/25/2042(2)	25,000	27,624
Hudbay Minerals, Inc. 7.25% due 1/15/2023(2)	3,000	3,180
7.625% due 1/15/2025(2)	5,000	5,475
Teck Resources Ltd. 4.75% due 1/15/2022	34,000	35,489

		152,069
Miscellaneous Manufacturing – 0.2%
Bombardier, Inc. 7.50% due 3/15/2025(2)	33,000	33,257
Koppers, Inc. 6.00% due 2/15/2025(2)	20,000	21,200

		54,457
Oil & Gas – 2.4%
Carrizo Oil & Gas, Inc. 6.25% due 4/15/2023	10,000	10,375
Cenovus Energy, Inc. 5.40% due 6/15/2047	15,000	15,785
Continental Resources, Inc. 3.80% due 6/1/2024	48,000	47,460
Eni S.p.A. 5.70% due 10/1/2040(2)	100,000	108,792

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Oil & Gas (continued)
EP Energy LLC / Everest Acquisition Finance, Inc. 8.00% due 11/29/2024(2)	$33,000	$34,072
Halcon Resources Corp. 6.75% due 2/15/2025(2)	32,000	33,280
Kerr-McGee Corp. 7.875% due 9/15/2031	20,000	26,573
Petrobras Global Finance B.V.
4.375% due 5/20/2023	18,000	17,801
7.25% due 3/17/2044	26,000	27,040
Petroleos Mexicanos 4.50% due 1/23/2026	19,000	18,966
Precision Drilling Corp. 7.75% due 12/15/2023	6,000	6,300
Sanchez Energy Corp. 6.125% due 1/15/2023	44,000	37,180
SM Energy Co. 5.625% due 6/1/2025	25,000	24,250
6.50% due 1/1/2023	71,000	72,420
Valero Energy Corp. 10.50% due 3/15/2039	15,000	25,667
WPX Energy, Inc. 5.25% due 9/15/2024	27,000	26,907
6.00% due 1/15/2022	5,000	5,225
YPF S.A. 8.50% due 7/28/2025(2)	14,000	16,240

		554,333
Oil & Gas Services – 0.8%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.337% due 12/15/2027(2)	46,000	45,923
Halliburton Co. 7.45% due 9/15/2039	17,000	24,310
National Oilwell Varco, Inc. 3.95% due 12/1/2042	18,000	15,876
Schlumberger Investment S.A. 3.65% due 12/1/2023	35,000	36,847
Transocean Proteus Ltd. 6.25% due 12/1/2024(2)	24,300	25,484
Trinidad Drilling Ltd. 6.625% due 2/15/2025(2)	14,000	13,300
Weatherford International Ltd. 8.25% due 6/15/2023	32,000	32,320

		194,060
Pharmaceuticals – 0.2%
Teva Pharmaceutical Finance Netherlands III B.V. 2.20% due 7/21/2021	24,000	21,923
Valeant Pharmaceuticals International, Inc. 5.625% due 12/1/2021(2)	7,000	6,842
7.50% due 7/15/2021(2)	5,000	5,088

		33,853

December 31, 2017	Principal Amount	Value
Pipelines – 0.5%
Cheniere Corpus Christi Holdings LLC 5.125% due 6/30/2027	$31,000	$32,066
Kinder Morgan, Inc. 7.75% due 1/15/2032	65,000	83,938

		116,004
Real Estate – 0.1%
CBRE Services, Inc. 4.875% due 3/1/2026	10,000	10,834

		10,834
Real Estate Investment Trusts – 1.7%
Boston Properties LP 3.20% due 1/15/2025	37,000	36,882
3.85% due 2/1/2023	110,000	114,595
EPR Properties 4.75% due 12/15/2026	22,000	22,582
5.25% due 7/15/2023	50,000	53,206
Equinix, Inc. 5.875% due 1/15/2026	35,000	37,581
Goodman U.S. Finance Four LLC 4.50% due 10/15/2037(2)	20,000	20,669
Goodman U.S. Finance Three LLC 3.70% due 3/15/2028(2)	17,000	16,869
Kilroy Realty LP 6.625% due 6/1/2020	10,000	10,885
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc. 5.625% due 5/1/2024	15,000	15,975
Physicians Realty LP 4.30% due 3/15/2027	10,000	10,175
VEREIT Operating Partnership LP 3.00% due 2/6/2019	60,000	60,288

		399,707
Retail – 0.4%
FirstCash, Inc. 5.375% due 6/1/2024(2)	17,000	17,722
JC Penney Corp., Inc. 5.875% due 7/1/2023(2)	36,000	33,975
The Men’s Wearhouse, Inc. 7.00% due 7/1/2022	35,000	35,133

		86,830
Software – 0.1%
First Data Corp. 5.75% due 1/15/2024(2)	31,000	32,085

		32,085
Telecommunications – 0.9%
AT&T, Inc. 5.15% due 11/15/2046(2)	33,000	33,727
5.15% due 2/14/2050	6,000	6,075
6.00% due 8/15/2040	60,000	67,901
Sprint Corp. 7.125% due 6/15/2024	30,000	30,525
Verizon Communications, Inc. 4.862% due 8/21/2046	75,000	78,122

		216,350

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Transportation – 0.2%
XPO Logistics, Inc. 6.125% due 9/1/2023(2)	$32,000	$33,840

		33,840
Water – 0.1%
Aquarion Co. 4.00% due 8/15/2024(2)	25,000	26,071

		26,071
Total Corporate Bonds & Notes (Cost $6,182,224)		6,293,623
Municipals – 0.3%
District of Columbia Build America Bonds 5.591% due 12/1/2034	50,000	61,794

Total Municipals (Cost $61,885)		61,794
Non–Agency Mortgage–Backed Securities – 3.8%
Caesars Palace Las Vegas Trust
2017-VICI A 3.531% due 10/15/2034(2)	92,000	94,072
2017-VICI B 3.835% due 10/15/2034(2)	57,000	58,413
CCUBS Commercial Mortgage Trust 2017-C1 B 4.159% due 11/15/2050(3)(4)	31,000	31,905
CFCRE Commercial Mortgage Trust 2017-C8 B 4.199% due 6/15/2050(3)(4)	12,000	12,225
Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(2)	135,000	102,004
Commercial Mortgage Trust 2015-PC1 B 4.441% due 7/10/2050(3)(4)	100,000	102,163
2015-PC1 D 4.441% due 7/10/2050(3)(4)	33,000	26,503
2016-SAVA A 3.152% due 10/15/2034(2)(3)(4)	98,805	98,911
GS Mortgage Securities Corp. II 2017-GS8 B 3.953% due 11/10/2050(3)(4)	76,000	78,674
JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.309% due 7/15/2048(3)(4)	13,000	12,658
JPMCC Commercial Mortgage Securities Trust 2017-JP7 B 4.05% due 9/15/2050	17,000	17,389
Morgan Stanley Capital Barclays Bank Trust 2016-MART C 2.817% due 9/13/2031(2)	100,000	98,538
2016-MART XCP 0.316% due 9/13/2031(2)(3)(4)(5)	5,633,000	13,446
Morgan Stanley Capital I, Inc. 2017-HR2 B 4.061% due 12/15/2050	33,000	34,027

December 31, 2017	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)
UBS Commercial Mortgage Trust 2017-C5 B 4.10% due 11/15/2050(3)(4)		$37,000	$38,119
2017-C6 B 4.154% due 12/15/2050(3)(4)		21,000	21,639
Wells Fargo Commercial Mortgage Trust 2017-C41 B 4.188% due 11/15/2050(3)(4)		36,000	37,047

Total Non–Agency Mortgage–Backed Securities (Cost $877,554)			877,733
Foreign Government – 5.9%
Argentine Republic Government International Bond 6.875% due 1/26/2027	USD	42,000	45,885
8.28% due 12/31/2033	USD	50,473	59,508
Japan Bank for International Cooperation 2.125% due 7/21/2020	USD	200,000	198,472
2.125% due 11/16/2020	USD	760,000	753,540
Mexico Government International Bond 4.00% due 10/2/2023	USD	66,000	69,069
Province of Quebec Canada 2.75% due 4/12/2027	USD	195,000	193,386
Provincia de Buenos Aires Argentina 6.50% due 2/15/2023(2)	USD	15,000	16,114
Romanian Government International Bond 6.125% due 1/22/2044(2)	USD	8,000	10,319
Uruguay Government International Bond 4.50% due 8/14/2024	USD	18,000	19,521
7.875% due 1/15/2033	USD	3,000	4,298

Total Foreign Government (Cost $1,371,714)			1,370,112
U.S. Government Securities – 34.2%
U.S. Treasury Bonds 2.75% due 8/15/2047		251,000	251,314
2.75% due 11/15/2047		58,000	58,095
3.00% due 5/15/2047		760,000	799,039
3.75% due 11/15/2043		262,000	312,179
U.S. Treasury Inflation Indexed Notes (TIPS) 0.125% due 4/15/2022		467,583	464,290
0.625% due 1/15/2026		185,823	188,798
U.S. Treasury Notes 1.625% due 12/31/2019		2,144,000	2,132,777
1.75% due 11/30/2019		59,000	58,853
1.875% due 4/30/2022		40,000	39,522
1.875% due 9/30/2022		3,169,000	3,123,074
2.25% due 11/15/2027		473,000	466,330

Total U.S. Government Securities (Cost $7,909,683)			7,894,271

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017	Principal Amount	Value
Short–Term Investment – 2.1%
Repurchase Agreements – 2.1%
Fixed Income Clearing Corp., 0.20%, dated 12/29/2017, proceeds at maturity value of $499,011, due 1/2/2018(6)	$499,000	$499,000

Total Repurchase Agreements (Cost $499,000)		499,000
Total Investments(7) – 108.7% (Cost $25,023,448)		25,109,029
Liabilities in excess of other assets – (8.7)%		(2,013,220)
Total Net Assets – 100.0%		$23,095,809

(1)	TBA – To be announced.
(2)	Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2017, the aggregate market value of these securities amounted to
$5,092,625, representing 22.0% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.
(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2017.
(4)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(5)	Interest only security.
(6)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	2.25%	1/31/2024	$510,000	$512,799

(7)	A portion of the securities in the Fund is segregated to cover to be announced securities (TBA).

Legend:

LIBOR — London Interbank Offered Rate

TIPS — Treasury Inflation Protected Security

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2017 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$3,732,969	$—	$3,732,969
Asset–Backed Securities	—	4,379,527	—	4,379,527
Corporate Bonds & Notes	—	6,293,623	—	6,293,623
Municipals	—	61,794	—	61,794
Non–Agency Mortgage–Backed Securities	—	877,733	—	877,733
Foreign Government	—	1,370,112	—	1,370,112
U.S. Government Securities	—	7,894,271	—	7,894,271
Repurchase Agreements	—	499,000	—	499,000
Total	$—	$25,109,029	$—	$25,109,029

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2017
Assets
Investments, at value	$25,109,029
Cash	705
Dividends/interest receivable	161,122
Reimbursement receivable from adviser	21,655
Prepaid expenses	17,519

Total Assets	25,310,030

Liabilities
Payable for investments purchased	2,142,855
Accrued audit fees	23,000
Accrued custodian and accounting fees	15,111
Investment advisory fees payable	8,825
Distribution fees payable	4,903
Accrued trustees’ and officers’ fees	4,355
Payable for fund shares redeemed	1,767
Accrued expenses and other liabilities	13,405

Total Liabilities	2,214,221

Total Net Assets	$23,095,809

Net Assets Consist of:
Paid-in capital	$22,608,055
Accumulated net investment income/(loss)	587,697
Accumulated net realized gain/(loss) from investments	(185,524)
Net unrealized appreciation/(depreciation) on investments	85,581

Total Net Assets	$23,095,809

Investments, at Cost	$25,023,448

Pricing of Shares
Shares of Beneficial Interest Outstanding with No Par Value	2,292,031
Net Asset Value Per Share	$10.08

Statement of Operations For the Year Ended December 31, 2017
Investment Income
Interest	$743,840

Total Investment Income	743,840

Expenses
Investment advisory fees	133,812
Trustees’ and officers’ fees	125,094
Distribution fees	74,340
Professional fees	60,143
Custodian and accounting fees	58,853
Insurance expense	28,057
Shareholder reports	17,854
Transfer agent fees	9,828
Administrative fees	5,453
Other expenses	11,926

Total Expenses	525,360

Less: Fees waived	(284,497)

Total Expenses, Net	240,863

Net Investment Income/(Loss)	502,977

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	93,000
Net change in unrealized appreciation/ (depreciation) on investments	466,851

Net Gain on Investments	559,851

Net Increase in Net Assets Resulting From Operations	$1,062,828

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/17	For the Period Ended 12/31/16[1]

Operations
Net investment income/(loss)	$502,977	$84,720
Net realized gain/(loss) from investments	93,000	(278,524)
Net change in unrealized appreciation/(depreciation) on investments	466,851	(381,270)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,062,828	(575,074)

Capital Share Transactions
Proceeds from sales of shares	7,568,880	25,462,657
Cost of shares redeemed	(10,423,482)	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,854,602)	25,462,657

Net Increase/(Decrease) in Net Assets	(1,791,774)	24,887,583

Net Assets
Beginning of period	24,887,583	—

End of period	$23,095,809	$24,887,583

Accumulated Net Investment Income Included in Net Assets	$587,697	$84,720

Other Information:
Shares
Sold	771,669	2,557,674
Redeemed	(1,037,312)	—

Net Increase/(Decrease)	(265,643)	2,557,674

[1]	Commenced operations on September 1, 2016.

16	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

17

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income[2]	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return[3]
Year Ended 12/31/17	$9.73	$0.17	$0.18	$0.35	$10.08	3.60%
Period Ended 12/31/16[1]	10.00	0.04	(0.31)	(0.27)	9.73	(2.70)%[5]

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets[4]		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
$23,096	0.81%		1.77%		1.69%		0.73%		409%
24,888	0.81%	[5]	2.54%	[5]	1.18%	[5]	(0.55)%	[5]	107%	[5]

[1]	Commenced operations on September 1, 2016.

[2]	Calculated based on the average shares outstanding during the period.

[3]	Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

[5]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2016, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2017

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers eleven funds. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with guidelines and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis.

The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the reporting period. For the year ended December 31, 2017, there were no transfers among any levels.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2017 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2017, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2017, the Fund did not hold any derivatives.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. There were no futures contracts held as of December 31, 2017.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

The Fund enters into credit default swaps primarily for asset allocation and risk exposure management. There were no credit default swaps held as of December 31, 2017.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2017.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2018 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, may be terminated only upon approval of the Board of Trustees, and is subject to Park Avenue’s recoupment rights. For the year ended December 31, 2017, Park Avenue waived fees and/or paid Fund expenses in the amount of $284,497.

Park Avenue is entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2017 are as follows:

	Potential Recoupment Amounts Expiring
Total Potential Recoupment Amounts	12/31/2020	12/31/2019
$429,718	$284,497	$145,221

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer of the Trust, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund paid distribution fees in the amount of $74,340 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains,

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2017, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$19,193,028	$91,030,928
Sales	15,968,911	90,967,720

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2017, the Fund did not hold any restricted or illiquid securities.

g. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

h. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

i. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is a party to a $10 million committed revolving credit facility from State Street Bank and Trust Company for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the higher of the daily one-month LIBOR rate and the Federal Funds rate plus 1.25% at the time of borrowing. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.35% per annum on its share of the unused portion of the credit facility. The agreement is in place until December 11, 2018. The Fund did not utilize the credit facility during the year ended December 31, 2017.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Plus Fixed Income VIP Fund.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2016, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year ended December 31, 2017, and the changes in its net assets and the financial highlights for the year ended December 31, 2017 and for the period September 1, 2016 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 22, 2018

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory and Sub-advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and subadvisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on August 8-9, 2016, the Board considered and approved the proposed investment management agreement (the “Management Agreement”) between the Trust, on behalf of each series (the “Funds”), and Park Avenue Institutional Advisers LLC (the “Manager”). The Board also considered and approved the proposed subadvisory agreements (the “Subadvisory Agreements,” collectively with the Management Agreement, the “Agreements”) between the Manager and investment advisory firms engaged to serve as subadvisers to the various Funds, namely ClearBridge Investments LLC, Wellington Management Company LLP, Massachusetts Financial Services Company, Putnam Investment Management, LLC, Boston Partners Global Investors, Inc., AllianceBernstein L.P., Janus Capital Management LLC, Wells Capital Management Incorporated, J.P. Morgan Investment Management Inc., Lazard Asset Management LLC, and Lord, Abbett & Co. LLC. (the “Subadvisers”). The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years.

The Board is responsible for overseeing the management of each Fund. In determining whether to approve the Agreements initially, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the meeting held on August 8-9, 2016, the Trustees received materials and information designed to assist their consideration of the Agreements, including written responses from the Manager and each Subadviser to a series of questions and formal requests for information encompassing a wide variety of topics. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Subadvisers, including the engagement by the Manager of an independent third-party service provider to support the Manager’s due diligence process.

At the meeting held on August 8-9, 2016, representatives of the Manager and each Subadviser, along with other service providers, made presentations to the Board and responded to questions about their organizations, the services to be rendered, the fees to be charged and other aspects of the Agreements. During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or any Subadviser.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to each Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Funds by the Manager and the Subadvisers; (ii) the investment performance of accounts managed by each Subadviser with strategies similar to the applicable Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for a Fund, and the extent to which a Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Manager or the Subadvisers (or their respective affiliates) from their relationships with the Funds.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Manager. The Trustees also considered, among other things, the terms of the Management Agreement and the range of investment advisory services to be provided by the Manager. In addition, the Trustees reviewed the range of non-investment advisory services to be provided by the Manager consistent with the terms of the Management Agreement, notably coordinating the preparation and filing of various regulatory documents, coordinating the preparation and assembly of Board meeting materials and assisting the Board with certain valuation matters.

The Trustees considered the Funds’ proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Manager would have under this structure, including monitoring and evaluating the performance of the Subadvisers, monitoring the Subadvisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds and supervising the Subadvisers with respect to the services that the Subadvisers would provide under the Subadvisory Agreements. The Trustees also considered the process used by the Manager, consistent with this structure, to identify and recommend subadvisers, and its ability to monitor and oversee subadvisers and recommend replacement subadvisers, when necessary, and provide other services under the Management Agreement. The Trustees reviewed information regarding the experience and background of the Manager’s key personnel and the Manager’s organizational structure and resources, including investment, legal and administrative capabilities of the Manager. In this regard, the Trustees recognized that the Funds may benefit from the Manager’s ability to use similar resources and capabilities of its affiliates in providing services to the Funds.

In addition, the Trustees considered information regarding the nature, extent and quality of services to be provided to the Funds by the Subadvisers. The Trustees also considered, among other things, the terms of the Subadvisory Agreements and the range of investment advisory services to be provided by the Subadvisers under the oversight of the Manager. In evaluating these investment advisory services, the Trustees considered, among other things, the Subadvisers’ investment philosophies, styles and/or processes and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Subadvisers with similar strategies as the applicable Fund, including performance and portfolio characteristics, when available. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Funds and the capabilities, resources and reputations of the Subadvisers.

Based upon these considerations, the Trustees concluded, within the context of their full deliberations and in light of the Funds’ anticipated operations, that the nature, extent and quality of services to be provided to the Funds by the Manager and each Subadviser were appropriate.

Investment Performance

The Funds had not commenced operations prior to the meeting held on August 8-9, 2016. Accordingly, the Funds did not yet have an investment performance record. The Board considered historical performance information with respect to funds or accounts managed by the Subadvisers with similar investment strategies as the Funds, as well as each Subadviser’s historical performance records compared to relevant benchmarks and peer groups, when available. The Trustees concluded that the historical performance records available, viewed together with the other relevant factors and information considered by the Trustees, supported a decision to approve each Subadvisory Agreement. The Trustees also concluded that it was appropriate to revisit the Funds’ investment performance in connection with future reviews of the Subadvisory Agreements.

Costs and Profitability

The Trustees considered the proposed management fees to be paid by the Funds to the Manager under the Management Agreement and evaluated the reasonableness of these fees. The Trustees received and reviewed comparative information with respect to the proposed management fees, including the portion of the management fees proposed to be paid to each Subadviser as compared to the portion proposed to be retained by the Manager and the management fees paid by other funds offered as investment options underlying variable contracts within the applicable peer group based on data obtained from Morningstar, Inc., an independent provider of industry data, which showed that the Funds’ proposed management fees fell within the following quartiles: the second quartile for Guardian Diversified Research VIP Fund, Guardian

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

Integrated Research VIP Fund, Guardian International Growth VIP Fund, Guardian Large Cap Disciplined Growth VIP Fund, Guardian Large Cap Fundamental Growth VIP Fund, Guardian Mid Cap Relative Value VIP Fund, and Guardian Core Plus Fixed Income VIP Fund and the third quartile for Guardian Growth & Income VIP Fund, Guardian International Value VIP Fund, Guardian Large Cap Disciplined Value VIP Fund, and Guardian Mid Cap Traditional Growth VIP Fund.

The Trustees considered the proposed subadvisory fees to be paid under the Subadvisory Agreements and evaluated the reasonableness of those fees. The Trustees also considered that the fees to be paid to the Subadvisers would be paid by the Manager and not the Funds and that the Manager had negotiated the fees with the Subadvisers at arm’s-length.

The Trustees also considered the proposed breakpoint schedules relating to the management and subadvisory fees, if applicable, and the rationale for any variations in the asset levels at which breakpoints would be reached with respect to management and subadvisory fees for a Fund.

In addition, the Trustees received comparative information relating to each Fund’s anticipated operating expense ratios and the actual operating expense ratios of a peer group of funds. In this regard, the Trustees considered estimates of the Funds’ projected asset levels and the Manager’s commitment to initially limit each Fund’s operating expenses through an expense limitation agreement with the Trust. Although the Board recognized that the comparisons between the proposed management fees and anticipated operating expenses of the Funds and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Trustees found that the comparative information supported their consideration and approval of the proposed management fees and evaluation of the anticipated operating expenses.

The Trustees reviewed information regarding the Manager’s projected costs of sponsoring the Funds and projected profitability of the Funds to the Manager based on the anticipated assets and expenses of the Funds. The Trustees noted that the information, including with respect to revenues and expenses, contained estimates because the Funds had not yet commenced operations at the time of the Board meeting. Although the Trustees did not receive specific projected cost and profitability information from certain Subadvisers, the Trustees primarily considered the projected cost and profitability of the Funds with respect to the Manager because the Manager would be responsible for payment of the subadvisory fees and had negotiated the fees with the Subadvisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed management and subadvisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Funds by the Manager and the Subadvisers. The Trustees also concluded that the projected profitability of the Funds to the Manager was acceptable and the Trustees determined it was appropriate to revisit this information in connection with future reviews of the Agreements.

Economies of Scale

The Funds had not commenced operations prior to the Board meeting. As a result, no specific information was available concerning the possible effect that asset growth and economies of scale have on a Fund’s expenses. Accordingly, the Trustees considered the extent to which economies of scale may be shared as assets grow based on proposed management and subadvisory fee breakpoints, as applicable, that are designed to appropriately reduce fee rates as assets increase. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than management fees, that the Manager and/or its affiliates may receive because of the Manager’s relationship with the Funds. The Trustees acknowledged that the Funds were designed to serve as investment options under variable contracts issued by affiliates of the Manager that would receive fees under those contracts and that Park Avenue Securities LLC, an affiliate of the Manager and principal underwriter of the Funds, and participating insurance companies, including insurance companies affiliated with the Manager, would be entitled to receive fees from the Funds under a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act. The Trustees also considered that the Manager did not

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

expect to receive any other direct or indirect benefits. In addition, the Trustees considered the potential benefits, other than subadvisory fees, that the Subadvisers and their affiliates may receive because of their relationships with the Funds, including the potential increased ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that benefits that may accrue to the Manager and its affiliates are reasonable and the benefits that may accrue to the Subadvisers and their affiliates are consistent with those expected for a subadviser to a mutual fund such as the applicable Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Independent Trustees
Bruce W. Ferris† (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuity Distributors (2013–2015); Director/Trustee, Advanced Series Trust, Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	11	None.
Theda R. Haber† (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (since 2015); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry), (since 2012); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011).	11	None.
Marshall Lux† (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	11	None.
Lisa K. Polsky† (born 1956)	Trustee	Senior Risk Advisor, AQR (investment management) (since 2016); Senior Risk Advisor, Ultra Capital (venture capital) (since 2016); Board Member and Chair of Risk Committee, DeutscheBank IHC (financial services) (since May 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	11	None.
John Walters† (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (since 2015); Board Member, Stadion Money Management LLC (investment adviser) (since 2011); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	11	None.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Interested Trustees
Gordon Dinsmore** (born 1952)	Trustee	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.	11	None.
Marc Costantini** (born 1969)	Chairman and Trustee	Executive Vice President, Group and Worksite Markets, The Guardian Life Insurance Company of America (since 2017); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America (2014–2017); Executive Vice President, Manulife Financial prior thereto (various positions from 1990–2014).	11	None.

*	Each Trustee except for Mr. Dinsmore began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Mr. Dinsmore has served as a Trustee since November 2017. The business address of each Trustee is 7 Hanover Square, New York, New York 10004.
**	Each of Gordon Dinsmore and Marc Costantini is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their affiliation with The Guardian Life Insurance Company of America and/or its affiliates.
***	As of the date of this report, the Trust currently consists of 11 separate Funds.
†	Member of the Audit Committee of the Trust.

The following table provides information about the Officers of the Trust.

Name and Year of Birth	Position(s) Held and Length of Service*	Principal Occupation(s) During Past Five Years
Gordon Dinsmore (born 1952)	President and Principal Executive Officer (Since November 2017)	Senior Vice President, Head of Product and President of Berkshire, The Guardian Life Insurance Company of America.
John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Vice President, Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America.
Harris Oliner (born 1971)	Senior Vice President and Secretary	Senior Vice President, Corporate Secretary, The Guardian Life Insurance Company of America (since 2015); Senior Vice President, Deputy General Counsel, Corporate Secretary, Voya Financial, Inc. (2013–2014); Managing Director, Senior Counsel, Corporate Secretary, BlackRock, Inc. prior thereto.
Richard T. Potter (born 1954)	Senior Vice President and Chief Legal Officer	Vice President and Equity Counsel, The Guardian Life Insurance Company of America.
Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Executive Director, Chief Compliance Officer, Morgan Stanley (2015–2017); Vice President, Morgan Stanley (2013–2015); Vice President, Corporate Audit Group–Compliance, Morgan Stanley prior thereto.
James R. Anderson (born 1963)	Anti-Money Laundering Officer (Since November 2017)	Second Vice President, Agency and Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America.
Kathleen M. Moynihan (born 1966)	Senior Counsel	Senior Counsel, The Guardian Life Insurance Company of America (since 2012); Counsel, The Guardian Life Insurance Company of America prior thereto.
Maria Nydia Morrison (born 1958)	Fund Controller	Mutual Fund Controller, The Guardian Life Insurance Company of America (since 2015); Chief Financial Officer/Assistant Operating Officer, St. Francis De Assisi Montessori School (Plaridel, Bulacan), Inc. (Philippines) (2013–2015); Vice President, Bank of New York Mellon prior thereto.
Sonya L. Crosswell (born 1977)	Assistant Secretary	Assistant Vice President, Assistant Corporate Secretary and Secretary Pro Tem, The Guardian Life Insurance Company of America (since 2014); Vice President, Secretary and Assistant General Counsel, Carver Federal Savings Bank prior thereto.

*	Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 7 Hanover Square, New York, New York 10004.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses; and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

33

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10004-4025

PUB8167

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2017.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees*	Audit- Related Fees	Tax Fees	All Other Fees
December 31, 2017	$338,500	$—	$—	$—
December 31, 2016**	$237,500	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.
**	Trust commenced operations on September 1, 2016.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b) - (d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, 0% were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Gordon Dinsmore
Gordon Dinsmore, President
(Principal Executive Officer)

Date: March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gordon Dinsmore
Gordon Dinsmore, President
(Principal Executive Officer)

Date: March 7, 2018

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 7, 2018